EXHIBIT 10.2
                                                                    ------------

            RESTATED AMENDED MASTER SUPPLY AND DISTRIBUTION AGREEMENT

         This Restated Amended Master Supply and Distribution Agreement ("Agreement") is made and entered into March 18, 2003 ("Effective Date"), by and between PRESSTEK, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051 (hereinafter "PRESSTEK"), and XEROX Corporation, a corporation organized and existing under the laws of New York, having an office and place of business at 800 Phillips Road, Webster New York 14580 (hereinafter "XEROX").

                                    STATEMENT

         WHEREAS: PRESSTEK has developed a direct imaging technology for the formation of images on printing plates from digital data using ablation plate and laser diode imaging techniques, including related software and systems (the "PRESSTEK ProFire Technology"). PRESSTEK is in the business of manufacturing and licensing others to manufacture products incorporating the PRESSTEK ProFire Technology and, in cooperation with various partners, has applied PRESSTEK ProFire Technology to printing presses, platesetters and other products. XEROX is a major manufacturer and seller of duplicating and graphic arts products; and

         WHEREAS: On February 3, 2000, the parties entered into a non-binding Memorandum of Understanding ("MOU") pursuant to which the parties have cooperated in the demonstration of PRESSTEK - designed products and the XEROX DigiPath System at the DRUPA 2000 trade show; and

         WHEREAS: On September 22, 2000, the parties entered into a Master Supply and Distribution Agreement with respect to the production, marketing and commercial distribution of three direct imaging presses and related consumables on a co-branded basis ("Master Agreement"). The Agreement contemplated further negotiation by the parties concerning Product support/service and other matters associated with implementation; and

         WHEREAS: On May 30, 2001, the parties amended the Master Agreement (the "Amended Master Agreement", setting forth new terms for their on-going business venture and setting forth terms of an Amended Service Agreement executed by the parties effective May 11, 2001 and attached hereto as Exhibit J together with Exhibits J-1 through J-6 thereto ("Amended Service Agreement"); and

         WHEREAS: On September 19, 2001, the parties amended the Amended Master Agreement, redefining the Territory in which XEROX would have certain distribution rights; and

         WHEREAS: On December 19, 2001, the parties again amended the Amended Master Agreement, once again redefining the Territory in which XEROX would have certain distribution rights for the SUN Press, and in which XEROX agreed to take delivery of [CONFIDENTIAL TREATMENT REQUESTED] /*/ Early Customer Configuration Units (specified therein) and XEROX's obligation to pay the $[CONFIDENTIAL TREATMENT REQUESTED] /*/ dollar) lead time payment was relieved until such time that XEROX orders a commercial production PAX Press; and

         WHEREAS: On February 6, 2002, the parties again amended the Amended Master Agreement, once again redefining the Territory in which XEROX would have certain distribution rights for the SUN Press, and in which PRESSTEK agreed to [CONFIDENTIAL TREATMENT REQUESTED] /*/ a certain [CONFIDENTIAL TREATMENT REQUESTED] /*/ (specified therein), and PRESSTEK further agreed to install and upgrade a certain [CONFIDENTIAL TREATMENT REQUESTED] /*/ (specified therein); and

         WHEREAS: The parties mutually desire that XEROX will completely and totally and for all time forfeit its semi-exclusive rights to co-sell, co-market or otherwise distribute the DocuColor 233 DI Press

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and related Consumables and the parties further mutually desire that XEROX will completely and totally and for all time forfeit its non-exclusive rights to sell, market or otherwise distribute the DocuColor 400 DI Press and related Consumables; and

         WHEREAS, PRESSTEK and XEROX wish to amend, modify and restate the terms of the Amended Master Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

         1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

                  a. "Installed Presses" shall mean those PAX and SUN Presses (as those terms are defined herein) purchased by XEROX from PRESSTEK that are set out in Exhibit B and are, as of the Effective Date, installed at customer locations.

                  b. "PAX Press" shall mean a four-color, inline sheet-fed printing press of the B3 format size, manufactured by Adamovske Strojirny, a.s. of Adamov The Czech Republic ("Adast") incorporating on-press direct imaging of plates using the PRESSTEK ProFire Technology and any and all presses which meet the foregoing description during the term of this Agreement.

                  c. "SUN Press" shall mean a four-color, sheet-fed printing press of the A3 format size manufactured by Ryobi Limited of Hiroshima, Japan ("Ryobi") incorporating multi-print cylinder technology and on press direct imaging of plates using the PRESSTEK ProFire Technology hereinafter referred to as the SUN Press and any and all presses which meet the foregoing description during the term of this Agreement.

                  d. "Consumables" shall mean printing plates in roll form using PRESSTEK's PEARLdry technology and PEARLdry cleaning towels which constitute consumable products for use in the PAX Press and SUN Press.

                  e. "Products" shall mean the PAX Press, the SUN Press, Consumables and Spares.


                  f. "Spares" shall mean spare parts for the PAX Press or SUN Press, and modifications, enhancements and improvements thereto which are made pursuant to the terms of this Agreement.

                  g. "XEROX" shall mean, whether or not so specified and unless the context otherwise requires, XEROX Corporation and XEROX Companies.

                  h. "XEROX Company" shall mean XEROX (Europe) Limited, Fuji XEROX Co., Ltd., Modi XEROX Co., Ltd., and any entity which is owned or controlled directly or indirectly by XEROX Corporation or by any of the foregoing.

         2. PRIOR AGREEMENTS. This Agreement replaces, terminates and supercedes any and all prior understandings and written agreements of the parties with respect to the subject matter hereof, including without limitation the MOU and the Amended Agreement. This Agreement is supplemented by

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a separate and independent Confidentiality Agreement dated July 22, 1998 and attached hereto as Exhibit A. The Confidentiality Agreement shall govern the exchange of all confidential information between the parties in connection with the parties' relationship pursuant to this Agreement.

         3. DISTRIBUTION AGREEMENT FEE. The parties have previously agreed that in consideration of PRESSTEK's investment in the development and acquisition of technology incorporated in the PAX Press and the SUN Press, XEROX shall pay PRESSTEK a nonrefundable, noncancelable (except as expressly provided herein) Distribution Agreement Fee, in addition to any and all other payments called for by this Agreement. The Distribution Agreement Fee shall be paid without regard to the quantity of Products purchased by XEROX and without regard to the payment for such Products, and without regard to whether XEROX's distribution rights are exclusive or semi-exclusive. The fee shall be paid, in an amount to be calculated as follows:

                  a. Payment Terms. The parties have previously agreed that XEROX shall pay PRESSTEK a Distribution Agreement Fee equal to US $[CONFIDENTIAL TREATMENT REQUESTED] /*/ in quarterly payments of [CONFIDENTIAL TREATMENT REQUESTED] /*/ each, payable on March 15, June 15, September 15, and December 15, in each of the calendar years 2001, 2002, and 2003. The parties acknowledge that XEROX has made each and every such quarterly payment through 2002. XEROX hereby acknowledges that XEROX shall pay PRESSTEK the remainder of the Distribution Agreement Fee equal to US $[CONFIDENTIAL TREATMENT REQUESTED] /*/ in quarterly payments of $[CONFIDENTIAL TREATMENT REQUESTED] /*/ each, payable on March 15, 2003, June 15, 2003, September 15, 2003, and December 15, 2003, in accordance with the terms of this Agreement.

                  b. Performance Obligations. Notwithstanding anything stated herein to the contrary, XEROX shall be relieved of its obligations to continue making the Distribution Agreement Fee payment ("Distribution Fee Obligation") if PRESSTEK, during 2003, (i) fails to make available Services to Customers at mutually agreeable, reasonable prices and upon reasonable terms ("Service Obligations") and/or (ii) at least twice materially breaches the objective performance criteria set out in Section IV. 4., 5., and 6. of Exhibit J (the "Performance Criteria"), PROVIDED, however, that XEROX's Distribution Fee Obligations shall be so relieved only if (i) XEROX provides PRESSTEK with written notice that PRESSTEK has failed to meet its Service Obligations and/or Performance Criteria and (ii) PRESSTEK continues to fail to meet its Service Obligations and/or Performance Criteria for a subsequent period longer than thirty (30) consecutive days from the day PRESSTEK receives such notice.

         4. CO-BRANDING AND TRADEMARKS. The Presses shall be co-branded and shall carry the XEROX name and the PRESSTEK DI logo. The format in which the XEROX name and PRESSTEK DI logo shall be applied to the PAX Press and the SUN Press in a manner mutually agreeable to the parties. Any changes in the manner of application of the XEROX name, PRESSTEK DI logo and/or manufacturing company's name (as set forth in subsection (b) below) shall be subject to written agreement between the parties.

a. No Trademark/Tradename Usage. Except as provided in the foregoing Subsection, nothing in this Agreement shall authorize PRESSTEK or XEROX to use any trademark and/or trade name of the other party without the prior written consent of the other party. Any and all promotional materials used by a party in the promotion, marketing and sale of products pursuant to this Agreement bearing a trademark of the other party shall be subject to review and approval by the other party as to the form and content of such use, such approval not to be unreasonably withheld, conditioned

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or delayed. All rights and goodwill in the trademarks of either party accruing as a result of the use of such trademark by the other party in any country shall inure to the benefit of the party owning the trademark, and the other party shall acquire no rights in any such mark by virtue of such use pursuant to this Agreement.

                  b. Manufacturer's Mark. In addition to the XEROX and PRESSTEK trademarks indicated above, the manufacturing company's name shall be placed on the non-operator side of the Press in a manner mutually agreeable to the parties.

         5. EARLY CUSTOMER CONFIGURATION UNITS. The parties acknowledge that PRESSTEK has sold and XEROX has purchased twenty (20) early customer configuration units of the PAX Press for a price of [CONFIDENTIAL TREATMENT REQUESTED] /*/ each. PRESSTEK hereby acknowledges receipt of full payment for such twenty PAX Presses and XEROX hereby acknowledges accepting delivery and receipt of such twenty PAX Presses.

                  a. First [CONFIDENTIAL TREATMENT REQUESTED] /*/ PAX Press. The parties acknowledge that PRESSTEK has [CONFIDENTIAL TREATMENT REQUESTED] /*/ XEROX a certain early customer configuration PAX Press, [CONFIDENTIAL TREATMENT REQUESTED] /*/ serial number FPR-117502 for a purchase price of $[CONFIDENTIAL TREATMENT REQUESTED] /*/, pursuant to the terms of the February 2, 2002 Amendment to the Amended Master Agreement. XEROX hereby acknowledges [CONFIDENTIAL TREATMENT REQUESTED] /*/ for such PAX Press and PRESSTEK hereby acknowledges [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ of such PAX Press.

                  b. [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses. PRESSTEK agrees to [CONFIDENTIAL TREATMENT REQUESTED] /*/ from XEROX those certain PAX Presses, XEROX serial numbers, [CONFIDENTIAL TREATMENT REQUESTED] /*/ [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/, (the "[CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses") at a [CONFIDENTIAL TREATMENT REQUESTED] /*/ price of [CONFIDENTIAL TREATMENT REQUESTED] /*/. PRESSTEK will [CONFIDENTIAL TREATMENT REQUESTED] /*/ the foregoing amount to XEROX by a mutually agreed payment method no later than December 31, 2003. Title to the [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses that, on the Effective Date, are stored in non-bonded warehouses will transfer to [CONFIDENTIAL TREATMENT REQUESTED] /*/ upon execution of this Agreement. Title to the [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses that, on the Effective Date, are installed at customer locations, will transfer to PRESSTEK upon receipt by PRESSTEK of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ Press. For those [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses that, on the Effective Date, are located in Customer locations, [CONFIDENTIAL TREATMENT REQUESTED] /*/ will bear the responsibility for the cost of de-installing the Presses and [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall bear the responsibility for shipping the de-installed presses to [CONFIDENTIAL TREATMENT REQUESTED] /*/ designated location. For those [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses that, on the Effective Date, are located in a bonded warehouse in Amsterdam, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall bear the responsibility to release the Presses from the bonded warehouse and [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall assume responsibility for, and take title to such presses upon release from the bonded warehouse. For those [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presses that are located in a PRESSTEK-owned warehouse and for which [CONFIDENTIAL TREATMENT REQUESTED] /*/ is paying rent, such rental fees shall immediately cease and [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall pay to [CONFIDENTIAL TREATMENT REQUESTED] /*/ an amount equal to the monthly lease rate pro-rated for each day of the month of March, 2003 up to and including the Effective Date.

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                  In addition to the [CONFIDENTIAL TREATMENT REQUESTED] /*/
Presses discussed herein, on or before October 1, 2003, XEROX shall either: (a) make available to PRESSTEK a certain PAX Press, XEROX serial number [CONFIDENTIAL TREATMENT REQUESTED] /*/ at a transfer price of [CONFIDENTIAL TREATMENT REQUESTED] /*/; or (b) deliver to PRESSTEK payment in the amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/. [CONFIDENTIAL TREATMENT REQUESTED] /*/ will bear the responsibility for the cost of de-installing such Press and [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall bear the responsibility for shipping the de-installed press to [CONFIDENTIAL TREATMENT REQUESTED] /*/'s designated location. PRESSTEK shall take title to such press upon delivery to [CONFIDENTIAL TREATMENT REQUESTED] /*/'s designated location.

                  In further addition to the Repurchased Presses discussed herein, XEROX shall, within sixty days from the Effective Date, inform PRESSTEK whether PRESSTEK may also repurchase from


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XEROX two additional PAX Presses: XEROX Serial Numbers [CONFIDENTIAL TREATMENT
REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ for [CONFIDENTIAL TREATMENT REQUESTED] /*/ each. If XEROX informs PRESSTEK that PRESSTEK may purchase either such press, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall reimburse [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the cost for de-installation and shipment of such press to a [CONFIDENTIAL TREATMENT REQUESTED] /*/-designated location, and title for such presses shall pass to PRESSTEK upon delivery to the [CONFIDENTIAL TREATMENT REQUESTED] /*/-designated location, PROVIDED, however, in no event shall XEROX's obligation to reimburse PRESSTEK for the deinstallation of these two presses exceed an amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/ per press.

         6. COMMERCIAL PRODUCTION.
         -------------------------

         (a) XEROX may market and sell Remarketed Presses in accordance with
Section 13 (the "Remarketed Presses"). The parties mutually agree, in exchange for the mutual consideration set out herein, that XEROX, with the exception of the Remarketed Presses, will completely and totally and for all time forfeit its semi-exclusive rights to co-sell, co-market or otherwise distribute the DocuColor 233 DI Press (as those rights are now in effect as set out in the Amended Agreement, and any amendments thereto). Upon the Effective Date, XEROX, with the exception of the Remarketed Presses, shall have no rights to sell, market or otherwise distribute the DocuColor 233 DI anywhere in the world.

         (b) XEROX may market and sell Remarketed Presses in accordance with
Section 13. The parties further mutually agree for the consideration set out herein, that XEROX, with the exception of the Remarketed Presses, will completely and totally and for all time forfeit its non-exclusive rights to sell, market or otherwise distribute the DocuColor 400 DI Press (as those rights are now in effect as set out in the Amended Agreement, and any amendments thereto). Upon the Effective Date, XEROX, with the exception of the Remarketed Presses, shall have no rights to sell, market or otherwise distribute the DocuColor 400 DI anywhere in the world.

         (c) With the exception of the Remarketed Presses and the Consumables that XEROX has in its inventory on the Effective Date, XEROX shall refrain from
(a) selling or offering for sale any Product; and/or (b) advertising or otherwise holding itself out as an authorized dealer or retailer of PRESSTEK products. XEROX may continue to sell only the Consumables that are in its inventory on the Effective Date only to Customers of Installed Presses.

         (d) In exchange for XEROX forfeiting its rights, as discussed in this section, and as consideration to XEROX for waiving its rights as discussed in this Agreement and for entering into this Restated Agreement, PRESSTEK will pay to XEROX [CONFIDENTIAL TREATMENT REQUESTED] /*/ by a mutually agreed payment method no later than December 31, 2003.

         7. DELIVERY/PASSAGE OF TITLE & RISK OF LOSS.
         --------------------------------------------

         (a) Sales to XEROX. Title and risk of loss for all Spares shall pass to XEROX (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/ in the case of shipments made by sea, and (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ in the case of all shipments by road or rail which are not intended for lading on any vessel, and
(c) in the event of shipment by air, pursuant to the parties' subsequent written agreement. PRESSTEK shall use such carriers, freight forwarders, and Customhouse brokers as specified by XEROX. PRESSTEK will book freight on a "Freight Collect, Third Party Billing to XEROX" basis, with service from the point of title transfer as defined above to the final door of destination (eg. For ocean, port to door service), allowing the carriers to bill XEROX directly for the entire move. XEROX shall act as the importer of record for the purposes of U.S. Customs clearance, and shall pay all duties, taxes, and brokerage fees associated with the importation of the goods. PRESSTEK

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will provide such technical information as required by XEROX for the purposes of
Customs classification and all necessary regulatory declarations. If requested by

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XEROX, PRESSTEK may occasionally prepay freight and transport charges to the
Spares final destination using carriers of PRESSTEK's choosing. PRESSTEK shall itemize its costs for such freight/transportation on its invoice to XEROX, separate from the Spares price, and XEROX shall reimburse PRESSTEK at PRESSTEK's cost without markup or additional fees or charges. Terms of sale and delivery for domestic (in-country) sales will be [CONFIDENTIAL TREATMENT REQUESTED] /*/ subject to the further terms and conditions of a separate agreement to be negotiated by the parties. PRESSTEK shall furnish XEROX and/or XEROX' designated Customhouse broker and/or freight forwarder with a pro forma or commercial invoice, showing the price to be paid by XEROX for each shipment of Spares, and separately itemizing any freight, insurance, or other transportation charges which PRESSTEK may have prepaid on XEROX' behalf. Such freight, insurance or other transportation charges shall be stated at PRESSTEK's cost, without any markup or other charge. The invoice shall be addressed to the XEROX company which issued the purchase order for the Spares, or as directed by XEROX

         (b) Repurchased Presses. Delivery and passage of title for Repurchased Presses will be governed by the terms set out in Section 5 (b) of this Agreement.

         8. WARRANTY.
         ------------

                  a. Products/Parts. For each Press that has been delivered to customer locations pursuant to the Amended Agreement, PRESSTEK warrants and represents to XEROX that for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ days from the date of PRESSTEK's installation at the customer location, but in no event more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ months after the date of shipment to XEROX, whichever is sooner, Presses shall be free from material defects in materials and workmanship and shall substantially perform in accordance with the Specifications for such Press. PRESSTEK shall repair or replace any defect in Product parts, without charge for the parts, for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the date of shipment to XEROX for such Press, whichever is sooner, and PRESSTEK's standard labor charges shall apply to such repair/replacement services performed following expiration of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ period set forth above. In fulfillment of the parts warranty obligation, PRESSTEK may, at its option and expense, replace the entire system (or sub-system) if such replacement is deemed more cost effective and/or more expeditious. With respect to the early customer configuration PAX Presses installed at customer locations (i.e., the five (5) PAX Presses that have XEROX serial numbers [CONFIDENTIAL TREATMENT REQUESTED] /*/, [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/, the warranty set forth in this Section 8(a) shall commence following expiration of a [CONFIDENTIAL TREATMENT REQUESTED] /*/ period from the date of installation.

                  b. Additional Warranties. (i) PRESSTEK further warrants and represents that: (i) it has good and marketable title to all Product(s) delivered hereunder and that all units of Product(s) shall be free and clear of all liens, encumbrances, security interests; and (ii) it has the right to convey to XEROX the rights respecting Product(s) granted in this Agreement; and (iii) software and firmware shall be free in all material respects from program errors and conform with applicable Specifications for a period of one [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ months after the date of shipment to XEROX for such Press, whichever is sooner; and (iv) Software/firmware media, if any, shall be materially free from defects in workmanship and materials for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from delivery to the customer location; (v) except as otherwise agreed by the parties, Products shall be manufactured from new parts; (vi) Consumables shall be free from material defects in materials and workmanship and shall substantially perform in accordance with the Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ from date of shipment; and (vii) Spares shall be free from material defects in materials and workmanship for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ months after delivery.

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                  (ii) XEROX warrants and represents that: (i) it has good and marketable title to all Returned Presses delivered hereunder and that all Returned Presses shall be free and clear of all liens, encumbrances, security interests; and (ii) it has the right to convey to PRESSTEK the rights respecting Returned Presses granted in this Agreement.

                  c. Systemic Defects Definition. "Systemic Defects" shall mean a defect in the design, materials, or manufacturing which occurs in identical or substantially similar form or from a substantially similar cause (i) in at least twenty (20) percent of the units of Product delivered, when less than 100 units are delivered in any particular sixty (60) day period; or (ii) in at least ten
(10) percent of the units of Product delivered, when 100 or more units are delivered in any sixty (60) day period; or (iii) more than ten (10) percent of the units of Product(s) which are in XEROX' inventory or which are installed at customer locations.

                  d. Systemic Defects. Notwithstanding the warranty requirements and conditions set forth in this Section, during the period of time that PRESSTEK has Service Obligations, PRESSTEK will undertake without charge and without delay to promptly remedy any Systemic Defect in all affected Product(s) in inventory or in the field, by delivering to XEROX a replacement Product(s) or otherwise correct the defect as agreed upon by the parties. PRESSTEK shall not be required to cure any Systemic Defect for any Product(s) which have been subjected to accident, negligence, misuse, alteration, modification, tampering or causes other than ordinary use. At XEROX' request, PRESSTEK shall provide to XEROX kits containing the necessary software or hardware to correct the Systemic Defect for all affected units of Product(s) or, if XEROX reasonably believes it is probable that the Systemic Defect will affect at least substantially all units of Product(s) then located either at customer locations or in XEROX' inventory, PRESSTEK shall provide at its' expense XEROX with the kits for all such units of Product(s).

                  e. Warranty Obligations. During the applicable warranty periods set forth herein, the liability of PRESSTEK under the warranty set forth in this Section shall be limited to the following: (i) as PRESSTEK may elect, with respect to hardware components of the Products, within fifteen business days of XEROX' notice of the defect or nonconformity and at PRESSTEK's sole expense, either (a) to repair or make nonconforming parts or Products conforming; or (b) to replace nonconforming parts or Products with conforming parts or Products; and (ii) with respect to the software portion of the Products and at PRESSTEK's sole expense, PRESSTEK shall use best efforts based on the severity of the problem in accordance with industry standards to correct errors or provide workarounds or obtain such services from third party software vendors within the time periods set forth in Exhibit J.

                  f. Warranty Disclaimer. This warranty shall apply only to Presses which have been installed by PRESSTEK or XEROX authorized personnel and shall not apply to Products which have been misused or used in an unauthorized or improper manner without following normal operating procedures. The foregoing warranty shall not apply to adjustment, modifications, replacements or repair, or increases in maintenance service time caused by: electrical work external to the Presses or components, the attachment of accessories or other devices or software not furnished or authorized by PRESSTEK, or the failure to properly maintain the same where the problem arises from XEROX-supplied components or software; accident, transportation, neglect or misuse; alterations, which shall include, but not be limited to, installation or removal features or any other modification, whenever any of the foregoing is preformed by entities or persons other than PRESSTEK or authorized by PRESSTEK; failure to provide and maintain a suitable installation environment, with all facilities prescribed by the appropriate specifications therefore (including, but not limited to, failure of, or failure to provide, adequate electrical power, air conditioning or humidity control) or from use of supplies or materials not meeting such specifications; the

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use of the Presses for other than the purposes for which they were designed;
service of Presses or components which have been modified, removed, installed or re-installed by someone other than PRESSTEK's support personnel or its authorized representatives (including without limitation XEROX); the Press has not been properly installed, used, and maintained in accordance with the operating instructions and maintenance manuals supplied by PRESSTEK; XEROX' failure to notify PRESSTEK in writing during the warranty period with details on any defect or error in the Product; the Product has been modified, changed, repaired, reconfigured or adapted in any manner whatsoever without the express written consent of PRESSTEK; and evidence of physical abuse or other catastrophic causes external to the Press has occurred resulting in the necessity for repair or replacements, to the extent the foregoing is not caused by PRESSTEK, its representatives, agents and/or independent contractors.

                  g. New Warranties. All Product(s) repaired or replaced by PRESSTEK under this Section shall be subject to XEROX' inspection and acceptance in accordance with the provisions of this Agreement, and if accepted, shall be extended new warranties in accordance herewith.

                  h. Limitation. PRESSTEK MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PRODUCTS SUBJECT TO THIS AGREEMENT OTHER THAN THOSE SET FORTH IN THIS SECTION. THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY PRESSTEK WITH RESPECT TO THIS AGREEMENT OR THE PRODUCT TO BE SUPPLIED HEREBY.
                  i. REPURCHASED PRESSES. WITH THE EXCEPTION OF THE WARRANTIES SET OUT IN SECTION 8 B (II), ABOVE, THE PARTIES HEREBY ACKNOWLEDGE THAT THE REPURCHASED PRESSES PURCHASED BY PRESSTEK FROM XEROX WILL BE SOLD "AS IS", WITHOUT ANY WARRANTY FROM XEROX WHATSOEVER, AND XEROX HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY AND EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         9. EXCLUSIVITY. Except with regard to the Refurbished Presses, which XEROX may market and sell in accordance with Section 13, and except with regard to Consumables that XEROX has in its inventory on the Effective Date, which XEROX may market and sell in accordance with Section 6 (c), upon the Effective Date, XEROX shall: (a) have no right to purchase and resell the PAX Press and associated Consumables;(b) have no right to purchase and resell the SUN Press and associated Consumables; and (c) terminate any and all marketing activities associated with the Products. PRESSTEK shall have the exclusive right to distribute Consumables to end-user customers who purchased a PAX and or SUN Press from XEROX. For a period of five (5) years from the Effective Date, PRESSTEK shall make Consumables available at reasonable prices and terms to end-user customers who purchased a PAX and or SUN Press from XEROX .

         10. SERVICE AND DOCUMENTATION. PRESSTEK will provide Service to certain XEROX customers in accordance with the terms of the Restated Service Exhibit, attached hereto as Exhibit J. PRESSTEK shall provide to XEROX, at no cost, all engineering drawings and documentation (by part number) which, in XEROX' reasonable opinion, are necessary or appropriate to fulfill XEROX' service obligations for the Product(s), at such time as XEROX assumes service obligations in accordance with the terms set out in the Restate Service Agreement.

         11. SOFTWARE/FIRMWARE LICENSE. With regard only to the Installed Presses, XEROX and XEROX Companies shall have the worldwide, perpetual, non-transferable, royalty-free right and license to distribute, market, lease and sublicense the Installed Press operating software and firmware encompassed within such Installed Presses for internal use only in connection with such Installed Press, by itself or through XEROX-authorized dealers or distributors, where and when, and under terms and conditions as determined by XEROX and XEROX Companies, in connection with the marketing of the product(s). The license shall be a nonexclusive, perpetual, internal use license to use the object code version of the software or firmware on the Installed Presses, and upon XEROX' election to assume responsibility for servicing Products pursuant to the terms of the Amended Service Agreement, the foregoing license will extend to, and PRESSTEK will provide to XEROX, any and all diagnostic software used to service the Installed Presses. With regard only to the Installed Presses, XEROX and XEROX Companies shall have the worldwide, perpetual, non-transferable, royalty-free right and license to distribute, reproduce, translate and sublicense the Installed Press diagnostic software that PRESSTEK may develop for the Installed Presses for internal use only in connection with providing Service for such Installed Press, by itself or through XEROX-authorized dealers or distributors, where and when, and under terms and conditions as determined by XEROX and XEROX Companies. The licenses granted in this Agreement extends to and includes Updates and Maintenance Modifications. PRESSTEK will provide XEROX written notification of pending new Updates and Maintenance Modifications together with the availability thereof sufficiently in advance of publication in order for XEROX to react in a timely manner. Neither XEROX, its dealers, distributors or the customer may copy, reproduce, sublicense or modify the software or firmware embedded in the Installed Presses without PRESSTEK's written consent. Neither XEROX, its dealers, distributors or the customer shall reverse engineer, disassemble, decompile or analyze the source code of the software or firmware. Neither XEROX, its dealers, distributors nor any customer shall remove or alter any copyright or other intellectual property notice placed in the software or firmware.

         12. INSTALLATION, SERVICE SUPPORT AND TRAINING. PRESSTEK shall have no obligation to provide customer installation, technical support and training.

         13. [CONFIDENTIAL TREATMENT REQUESTED] /*/ OF PRESSES. In the event Product(s) are returned to XEROX after XEROX' sale, lease, or license thereof, XEROX has the right, without payment or remuneration of any kind or type to PRESSTEK, to use, [CONFIDENTIAL TREATMENT REQUESTED] /*/ and thereafter remarket such Product(s) PROVIDED, however, that if XEROX chooses to remarket such Product(s), it must first give PRESSTEK the right of first refusal to repurchase such Product(s) at prices and terms no less favorable than XEROX has offered to other potential purchasers of the Product(s) who unaffiliated with XEROX. PRESSTEK shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ business days from the date XEROX informs PRESSTEK of XEROX's intent to sell to a potential purchaser of the Product(s) to exercise its right of first refusal to repurchase such Product(s). PRESSTEK's failure to respond to XEROX within [CONFIDENTIAL TREATMENT REQUESTED] /*/ business days will constitute PRESSTEK's rejection of the offer. Such processes may include by way of illustration and not of limitation disassembly of Product(s) to a standard determined by XEROX, the addition of new, used, or reprocessed components cleaning, refinishing, and retrofitting Product(s) with all applicable retrofits. However, XEROX' right to remarket Product(s) is not contingent upon XEROX' [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Product(s) and such [CONFIDENTIAL TREATMENT REQUESTED] /*/ by XEROX shall be deemed a repair of the Product(s). Such [CONFIDENTIAL TREATMENT REQUESTED] /*/ and thereafter [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Product(s) by XEROX, when such [CONFIDENTIAL TREATMENT REQUESTED] /*/ and thereafter [CONFIDENTIAL TREATMENT REQUESTED] /*/ is performed consistent with the terms of this Agreement, shall not be deemed nor constitute a violation by XEROX of any of PRESSTEK's rights, including but not limited to

PRESSTEK's patents rights respecting the Product(s). PRESSTEK shall have no warranty obligations as to any unit of Product(s) [CONFIDENTIAL TREATMENT REQUESTED] /*/ by XEROX. Included in such rights is the

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

right to re-license the software component without payment of any additional fees or royalties to PRESSTEK. PRESSTEK will provide Press [CONFIDENTIAL TREATMENT REQUESTED] /*/ services to XEROX on a time and materials basis, based on PRESSTEK's prevailing rates. Upon written request by XEROX to PRESSTEK for [CONFIDENTIAL TREATMENT REQUESTED] /*/ services, PRESSTEK will provide XEROX a written cost estimate for work required for the final state of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ required, including location of work to be conducted, within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days of receipt of such request. Work will commence on PRESSTEK's receipt of a XEROX purchase order. PRESSTEK will use commercially reasonable efforts to minimize costs and time of such services. All costs including transport shall be borne by XEROX. Payment shall be received by PRESSTEK within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days from delivery of a correct invoice.

         14. TECHNOLOGY IMPROVEMENTS. Unless otherwise directed by the end user of such a press, PRESSTEK shall complete the U.L. upgrading for all Installed Presses for which a U.L. upgrade has not been performed. Except for the U.L. upgrades discussed in this Section 14, PRESSTEK shall have no obligation to provide engineering changes and/or improvements in the Presses upon request by XEROX.

         15. COMMERCIAL COOPERATION. The parties will negotiate a mutually agreeable business process for administering and implementing this Agreement.

         16. INDEMNITY.
         --------------

                  a. By PRESSTEK. PRESSTEK agrees, at its expense, to defend, indemnify and hold XEROX, XEROX Companies, and their respective authorized resellers, customers and officers, directors, employees and representatives ("Indemnities") harmless from any suit claim, demand, cause of action or proceeding asserted by a third party against any of the indemnities alleging (i) that any Product(s) violates any applicable safety or regulatory standard or has caused personal injury (including death) or damage to property or (ii) the infringement or misappropriation of such third party's intellectual property rights (a "Claim"), provided that PRESSTEK is notified of the Claim by XEROX within a reasonable time after XEROX learns of it, is given all reasonable assistance by XEROX necessary for PRESSTEK to perform its obligations in respect of the Claim and is given the sole right to control the defense and settlement of the Claim.

                  b. Injunction; Disclaimer. Should the Products become, or in PRESSTEK's opinion, be likely to become, the subject of a claim for infringement under this section, PRESSTEK may (i) at its own expense and option, either procure for XEROX the right to continue using such Subject Presses or replace the same with non-infringing components having substantially equivalent features and functionality, or modify the system so that it becomes non-infringing with substantially equivalent features and functionality, or (ii) at XEROX' option, remove and return the Subject Press and refund to XEROX a portion of the payments received by PRESSTEK on the then aggregate depreciated value of the Subject Press purchased under this Agreement (after deducting the time for XEROX' customers' use and operation of the Subject Press prior to the time of any final determination of infringement against PRESSTEK). PRESSTEK shall not be obligated to defend or be liable for costs and/or damages under this section if the alleged infringement arises out of a combination with or an addition to PRESSTEK's software or equipment of equipment, devices or software not supplied by PRESSTEK or with PRESSTEK's knowledge and consent, or from a modification, service or support of the equipment or software after delivery by any person other than PRESSTEK and/or its representatives, agents and independent contractors. XEROX shall have the option to procure continued use at its own expense.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  c. By XEROX. XEROX shall indemnify and hold PRESSTEK and its officers, directors, employees and representatives harmless from all claims, losses, and damages which may arise from XEROX' installation or support of the Products, including claims of customers based on misrepresentations made by XEROX, inadequate installation, support or assistance by XEROX or claims by a XEROX customer alleging PRESSTEK had or has an obligation to provide Service to the customer where no such obligation exists where such claim arises from XEROX's alleged act or omission. XEROX shall, at its expense, indemnify, hold harmless and, at the PRESSTEK's request, defend PRESSTEK and its manufacturers, from and against any and all loss, cost, liability or expense (including costs and reasonable fees of attorneys and other professionals) arising out of or in connection with XEROX' performance under this Agreement to the extent caused by any negligent act or omission or willful misconduct of XEROX or XEROX' employees or independent contractors provided that XEROX is notified of the Claim by PRESSTEK within a reasonable time after PRESSTEK learns of it, is given all reasonable assistance by PRESSTEK necessary for XEROX to perform its obligations in respect of the Claim and is given the sole right to control the defense and settlement of the Claim.

         17. LIMITATION OF LIABILITY. EXCEPT FOR THE PARTIES' OBLIGATIONS OF INDEMNITY AS EXPRESSLY PROVIDED IN SECTION 16 OF THIS AGREEMENT AND THE OBLIGATIONS SET OUT IN THE CONFIDENTIAL DISCLOSURE AGREEMENT, WHICH SHALL BE GOVERNED BY THEIR TERMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO ANY PARTY'S BUSINESS REPUTATION OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY, AND IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY FOR ALL CLAIMS OF ANY KIND ARISING IN CONNECTION WITH THIS AGREEMENT, THE PRODUCTS, OR ANY OTHER MATERIALS OR SERVICES FURNISHED HEREUNDER EXCEED THE GREATER OF US [CONFIDENTIAL TREATMENT REQUESTED] /*/ OR THE PURCHASE PRICE OF PRODUCTS (INCLUDING THE TECHNOLOGY DISTRIBUTION FEE) OUT OF WHICH SUCH CLAIM ARISES. SECTION 21, INDEMNITY, STATES THE EXCLUSIVE LIABILITY AND OBLIGATION OF PRESSTEK, AND THE EXCLUSIVE REMEDY OF XEROX, WITH RESPECT TO ANY CLAIM, SUIT OR PROCEEDING INVOLVING ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY OF ANY THIRD PARTY IN CONNECTION WITH THE SALE AND DISTRIBUTION OF THE PRODUCTS.

         18. TERM AND TERMINATION.
         -------------------------

                  a. Term. The term of this Agreement shall commence upon the Effective Date and continue in full force and effect until [CONFIDENTIAL TREATMENT REQUESTED] /*/ and shall not renew. The provisions of this Section shall not apply to the sale of Spares, which shall be governed solely by the provisions of Exhibit J.

                  b. Termination for Cause. In addition to XEROX' rights under
Section 8 (c), either party may terminate this Agreement, or any Purchase Order issued under this Agreement effective immediately upon written notice of termination to the other party in any of the following events:

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                           (i) If the other party materially breaches this Agreement and such breach, if curable, is not cured within sixty (60) days after written notice of breach by the terminating party;

                           (ii) If the other party's performance is delayed for more than ninety (90) days for any reason, including Force Majeure delays; or

                           (iii) If a petition for relief under applicable bankruptcy regulations is filed by or against the other party, or the other party makes an assignment for the benefit of creditors, or a receiver is appointed to manage its assets, and such petition, assignment is not dismissed, vacated or terminated within ninety (90) days. To the extent applicable law prevents the non-terminating party from terminating this Agreement as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to 11 U.S.C. Section 365. Any such termination shall be automatically effective at the end of any applicable notice period if any.

                  c. Continuity of Supply. PRESSTEK shall have no obligation to supply Product(s) to XEROX beyond the term of this Agreement.

                  d. Liability Limitation. Except as otherwise set forth in this Agreement or with respect to obligations which survive its termination or expiration (as applicable), XEROX' sole liability to PRESSTEK shall be for the payment of any balance due and owing for conforming Products delivered prior to the effective date of termination or expiration or within the firm forecast period, and XEROX shall have no further liability whatsoever hereunder, including without limitation or inventory, raw materials, work in process, components, or any other expenses or damages. In the event of any breach the nonbreaching party reserves all rights to pursue any and all legal remedies available for such breach subject to the terms hereof.

                  e. Continuity of Service. PRESSTEK will provide Service to certain XEROX Customers in accordance with the terms of the Restated Service Agreement. XEROX shall retain all rights and documentation necessary to continue servicing Product(s) sold and/or licensed hereunder prior to any breach and the right to dispose of its inventory of Product(s), subject to all payment obligations to PRESSTEK.

                  f. Survival. Any termination of this Agreement shall neither terminate any rights which by their nature survive the termination of this Agreement, nor serve to eliminate any liability arising out of conduct prior to the actual date of termination, including any uncontested accrued payment obligation, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. Any and all such payments accrued hereunder as of the date of termination shall remain due and payable in accordance with the terms hereof. Termination of this Agreement shall immediately terminate all licenses hereunder to the software or firmware within the Presses, except for licenses to the software or firmware for Presses which have been previously paid for by XEROX or Presses previously sold to customers.

         19. RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be deemed to (a) make either party or any employee of such party the agent, employee, joint venturer or partner of the other party; pr (b) provide either party or any employee of such party with the power or authority to act on behalf of the other party or to bind the other party to any contract, agreement or arrangement with any other person. During the term of this Agreement, if the term "partnership",

"partner" or "development partner" or the like is used to describe the parties' relationship, XEROX and PRESSTEK agree to make it clear to third parties that these terms refer only to the spirit of cooperation between them and neither describe, nor expressly or implicitly create, the legal status of partners or joint venturers. All personnel employed or otherwise engaged by either party shall be the agents, servants, and employees of such party only, and the other party shall incur no obligations or liabilities, express or implied, by reason of the conduct of such personnel.

         20. WAIVER. Waiver by either party hereto of any breach or default by the other party if any of the terms and conditions of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

         21. COSTS AND EXPENSES. Except as otherwise provided in this Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the performance of its obligations under such agreements.

         22. ENTIRE AGREEMENT. This Agreement, together with all Exhibits, represents the entire understanding and agreement between the parties hereto with regard to the Products and supersedes all prior negotiations, representations, and agreements made by and between the parties. No alteration, amendment or modification of any of the terms or provisions of this Agreement shall be valid unless made pursuant to an instrument in writing signed by each of the parties hereto; provided however, that the waiver by either party hereto of compliance by the other party with any provision hereof or of any breach or default of such other party need by signed only by the party waiving such provision, breach or default.

         23. GOVERNING LAW. This Agreement and the Confidentiality Amended Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of laws principles. Any action to enforce the terms of this Agreement shall take place in the courts located in the State of New York and the parties consent to the venue and jurisdiction of such courts. The parties specifically agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods, as such may be amended from time to time, shall not apply to this Agreement. The definitions set forth in the Incoterms of the International Chamber of Commerce, 2000 edition, shall be controlling.

         24. NON-ASSIGNMENT. A party to this Agreement may not assign its rights and obligations under this Agreement without the consent of the other party; provided, however, that each party may assign this Agreement in connection with
(a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Agreement are sold or transferred to a third party (a "Business Combination"). Notwithstanding the foregoing, in the event of a [CONFIDENTIAL TREATMENT REQUESTED] /*/ XEROX shall have the right to [CONFIDENTIAL TREATMENT REQUESTED] /*/ and as further provided in Section 18(d). Both parties agree, however, that PRESSTEK may delegate a portion of its obligations pursuant to this Agreement to its subcontractors and manufacturers, provided that PRESSTEX contractually obligates and guarantees the performance of the foregoing and indemnifies XEROX against any and all claims, losses, demands, causes of action or other liability which may arise in connection with such delegation, subject to the terms of this Agreement, including sections relating to warranty, indemnity and limitation of liability.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         25. NOTICES. All notices provided for in this Agreement shall be effective when they are served either by personal delivery, or sent by letter by overnight courier service with acknowledgment of receipt required, or sent by facsimile to the receiving party at the following address:

     If to PRESSTEK:                                       If to XEROX:
     ---------------                                       ------------

     Mr. Edward Marino, President                          Tom Durkin and Chief
     Executive Officer                                     800 Phillips Road
     PRESSTEK, Inc.                                        Webster NY 14580
     55 Executive Drive
     Hudson, New Hampshire 03051
     Fax: (603) 886-6743                                   With a copy to:

     With a copy to:                                       Michael Fink, Esq.
                                                           XEROX Square
     James Scafide, Esq.                                   100 S. Clinton Ave.
     55 Executive Drive                                    Rochester NY 14644
     Hudson, New Hampshire 03051
     Fax: (603) 886-6743


or such other addresses either party shall hereinafter designate in writing to the other party.

         26. INVALIDITY OF PROVISIONS. If any of the provisions of this Agreement shall contravene the laws of any country, it is agreed that such invalidity or illegality shall not invalidate the whole agreement, but such agreement shall be construed as if it did not contain the provisions claimed or held to be invalid or illegal in the particular jurisdiction concerned, insofar as such construction does not materially affect the substance of such agreement, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. In the event, however, that such claimed invalidity or illegality shall substantially alter the relationship between the parties hereto materially affecting adversely the interest of either party in such jurisdiction, then the parties hereto shall negotiate an alternative provision not conflicting with such laws so as to maintain, to the degree reasonably possible, the business and economic benefits and liabilities of such agreement as initially established. If such invalidity or illegibility is such that it is not possible to reasonably restore the business and economic benefits and liabilities of the parties, then the party whose interests are adversely affected shall have the right to terminate that portion of this Agreement as is materially impacted by such invalidity or illegibility.

         27. ARBITRATION/RELEASE OF CLAIMS.
         ----------------------------------

         a. In the event of any dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof, the parties shall attempt to resolve such matter by means of mediation between and among the senior executives of PRESSTEK and XEROX. In the event such mediation is unsuccessful after 60 days, then any such dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof (except for claims for which equitable relief is sought or claims related to infringement) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force. The parties agree to (i) appoint an arbitrator who is knowledgeable in and familiar with the printing and imaging industry, and instruct the arbitrator to follow substantive rules of law; (ii) require the testimony to be transcribed; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall have the authority to permit discovery, to the extent deemed appropriate by the arbitrator, upon request of a party. The arbitrator shall have no power or authority to add to or detract from the written agreement of the parties. All costs and expenses, including attorneys' and the arbitrator's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this section shall be borne equally by the parties. Except where clearly prevented by the area of dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof. This Section shall not limit the right of any party to sue for injunctive relief, for a breach of the confidential obligations under the Confidentiality Agreement, for indemnified matter or a violation of the license rights granted herein. Arbitration shall be held in New York, New York.

         b. The parties hereby release and agree to hold the other party and all of its officers, agents, directors, supervisors, employees, representatives and their successors and assigns and all persons acting by, through, under, or in concert with any of them harmless for any and all controversy or claim that has or may have accrued against the other during the term of, and arising out of, the Amended Agreement, up to and including those claims that may have arisen on the Effective Date.

         28. Export Control. PRESSTEK and XEROX shall comply in all material respects with all applicable laws and regulations respecting the export, directly or indirectly, of any technical data acquired from the other under this Agreement or any Product(s) utilizing any such data to any country the laws or regulations of which at the time of export, require an export license or other government approval, including but not limited to first obtaining such license or approval.

         29. NONPUBLICITY.

         (a) Upon the execution of this Agreement, the parties will endeavor to issue a joint press release that is mutually acceptable.
         (b) Either party may (i) make any news release, public announcement, denial or confirmation of this Agreement or its subject matter, or (ii) advertise or publish any facts relating to this Agreement where such new release, public announcement, denial or confirmation of this Agreement or its subject matter, or advertisement or publishing of facts relating to this Agreement are required by applicable rules, policies, practices and procedures of the Securities and Exchange Commission, National Association of Securities Dealers, Inc., other authority or exchange applicable to either party.
         (c) Except as set out in Section 29 (b), neither party shall (i) make any news release, public announcement, denial or confirmation of this Agreement or its subject matter, or (ii) advertise or publish any facts relating to this Agreement, without the prior written consent of the other party with respect to the content of any of the foregoing, provided, however, that the party seeking the consent of the other party need only give the other party 24 hours to review any such news release, public announcement, denial or confirmation of this Agreement and provided that the consent of the other party cannot be unreasonably withheld.

         30. FORCE MAJEURE. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of services resulting directly or indirectly from acts of God, allocation of parts and components due to civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, floods, strikes, lock-outs, labor disturbances, foreign or governmental order, or any other cause beyond the reasonable control of such party. The foregoing shall not apply to any payment obligation of a party.

         31. COUNTERPARTS. This Agreement may be signed in counterparts and each counterpart shall be considered an original document.

         32. EXHIBITS. The following Exhibits are attached and incorporated by reference in this Agreement:


         EXHIBIT A:   Confidential Disclosure Agreement dated July 22, 1998

         EXHIBIT B:   Installed Presses

         EXHIBIT J:   Restated Service Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amended Master Supply and Distribution Agreement to be executed, in duplicate, by their duly authorized officers or representatives.

PRESSTEK, INC.                            XEROX CORPORATION


By: /s/ Edward J. Marino                  By: /s/ Frank Steenberg
    ------------------------------            ---------------------------------

Title: President and CEO                  Title:
       ---------------------------               ------------------------------

Date: March 18, 2003                      Date: March 18, 2003
      ----------------------------              -------------------------------

     EXHIBIT A: Confidential Disclosure Agreement dated July 22, 1998


                              TWO WAY CONFIDENTIAL
                              --------------------
                              DISCLOSURE AGREEMENT
                              --------------------

     XEROX CORPORATION ("Xerox") of Stamford Connecticut, and PRESSTEK ("Contractor") as parties hereto hereby agree as follows:

     1. To further the business relationship between the parties, it is necessary and desirable that the parties hereto disclose to each other confidential information (hereinafter referred to as "Information") consisting of technical or business information related to digital color printing, including any or all of the following related thereto: current, future, or proposed products of Disclosing Party; business forecasts and procurement requirements of Disclosing Party; plans or technology of Disclosing Party.

     2. Receiving Party shall not communicate Disclosing Party's Information to any third party and shall use its best efforts to prevent inadvertent disclosure of Disclosing Party's Information to any third party.

     3. Receiving Party shall neither use Disclosing Party's Information nor circulate it within its own organization except to the extent necessary for

          (a) negotiations, discussions and consultations with personnel or authorized representatives of Disclosing Party;

          (b) supplying Disclosing Party with goods or services at its order;

          (c) preparing bids, estimates and proposals for submission to Disclosing Party; and

          (d) any purpose Disclosing Party may hereafter authorize in writing.

     4. The obligations of Paragraphs 2 and 3 hereof shall terminate with respect to any particular portion of the Disclosing Party's Information (i) when the Receiving Party can document that

          (a) it was in the public domain at the time of Disclosing Party's communication thereof to Receiving Party,

          (b) it entered the public domain through no fault of Receiving Party subsequent to the time of Disclosing Party's communication thereof to Receiving Party,

          (c) it was in Receiving Party's possession free of any obligation of confidence at the time of Disclosing Party's communication thereof to Receiving Party,

          (d) it was rightfully communicated to Receiving Party free of any obligation of confidence subsequent to the time of Disclosing Party's communication thereof to Receiving Party, or

          (e) it was developed by employees or agents of Receiving Party independently of and without reference to any Disclosing Party Information or other information that Disclosing Party has disclosed in confidence to any third party or

(ii) when it is communicated by Disclosing Party to a third party free of any obligation of confidence; or, (iii) in any event, [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Xerox' communication thereof to Contractor and [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Contractor's communication thereto to Xerox.

     5. All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Receiving Party by Disclosing Party and which are designated in writing to be the property of Disclosing Party shall remain the property of Disclosing Party and shall be returned to Disclosing Party promptly at its request with all copies made thereof.

     6. Communications from Disclosing Party to personnel and authorized representatives of Receiving Party shall not be in violation of the proprietary rights of any third party.

----------------------------
/*/[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     7. This Agreement shall govern all communications between Disclosing Party and Receiving Party that are made by the parties hereto during the period from July 22, 1998 to the date on which either party receives from the other written notice that subsequent communications shall not be so governed.

     8. Receiving Party shall not export, directly or indirectly, any technical data acquired from Disclosing Party under this Agreement or any products utilizing and such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other Government approval without first obtaining such license or approval.

     9. This Agreement shall be construed in accordance with the laws of New York State.





Xerox Corporation                            Contractor

By: /s/ Joe McGrath                          By: /s/ R E Verrando
    ----------------------------                 ----------------------------
    Joe McGrath                                  R E Verrando
    ----------------------------                 ----------------------------

Title: VP and GM Production Color            Title: President & COO
       --------------------------                   -------------------------
Date: 7-21-98                                Date: 7-22-98
      ---------------------------                  --------------------------

                          EXHIBIT B: Installed Presses

         The following constitutes all PAX and SUN Presses purchased by Xerox and installed at customer locations as of the Effective date:

----------------------------------------------------------------------------------------------------------------------
 #     PRESS TYPE                        CUSTOMER                                                 XEROX PRESS S/N
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
1        DC400      Vineyard Graphics, Newburg, Oregon                                         [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
2        DC400      New York City Technical College, New York, New York                        [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
3        DC400      Docustar, Inc., Cincinnati, Ohio                                           [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
4        DC400      New York State Senate Printing, Albany, New York                           [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
5        DC400      Mailwell, Minneapolis, Minnesota                                           [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
6        DC233      Royal Printing, Guilford, Connecticut                                      [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
7        DC233      Great Originals - RPH, Anchorage, Alaska                                   [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
8        DC233      World Trade Printing, Long Beach, California                               [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
9        DC233      Power Images, Fort Lauderdale, Florida                                     [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
10       DC233      Oklahoma Department of Transportation, Oklahoma City, Oklahoma             [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
11       DC233      Mercury Print Productions, Rochester, New York                             [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
12       DC233      Imprimerie Abco Printing Inc., Montreal, Canada                            [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
13       DC233      Creaciones Caribenas, Rio Piedras, Puerto Rico                             [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
14       DC233      Boss Printing, Las Vegas, Nevada                                           [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------


15       DC233      Vineyard Graphics, Newburg, Oregon                                         [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
16       DC233      Killian Communication Inc., DBA San Luis Print and Copy,                   [CONFIDENTIAL
                    San Luis Obispo, California                                                TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
17       DC233      Church of Jesus Christ Latter Day Saints - Salt Lake Printing              [CONFIDENTIAL
                    Center, Salt Lake City, Utah                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
18       DC233      Printers Printer, Philadelphia, Pennsylvania                               [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
19       DC233      Boss Printing, Las Vegas, Nevada                                           [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
20       DC233      Maud Street Printing, Toronto, Canada                                      [CONFIDENTIAL
                                                                                               TREATMENT REQUESTED]/*/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------













/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT J
                                    ---------

                           RESTATED SERVICE AGREEMENT

THIS RESTATED SERVICE AGREEMENT (the "Service Agreement") dated as of March 18, 2003 ("Effective Date"), is between Xerox CORPORATION with offices at 800 Phillips Road, Webster, New York 14580 ("Xerox"), and Presstek, Inc. having a place of business at 55 Executive Drive, Hudson, New Hampshire 03051 ("Presstek").

WHEREAS, Xerox and Presstek have entered in to a certain Amended Master Supply and Distribution Agreement dated May 11, 2001 ("Amended Agreement"); and

WHEREAS, Exhibits J-1, J-2, J-3, J-4, J-5, and J-6, (the "Amended Service Agreement") to the Amended Agreement set out terms and conditions relevant to Service of Products pursuant to the Amended Agreement ; and

WHEREAS, Presstek and Xerox wish to amend, modify and restate the terms of the Amended Service Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises, other good and valuable consideration received and to be received, Presstek and Xerox hereby agree as follows:

I. DEFINITIONS

1. "Customer" shall mean the current customers of Xerox for the Products which, on the Effective Date, are located in the United States, Puerto Rico, or Canada. Customer specifically excludes any customer of Xerox who, on the Effective Date, is located outside the United States or Canada and who purchased either a PAX or SUN Press.

2. "Documentation" shall mean user guides, operating manuals, education materials, product descriptions and specifications, technical manuals, supporting materials, and other information relating to the Products, or used in conjunction with the Services, whether distributed in print, magnetic, electronic, or video format, in effect as of the date the Product is shipped or the Service is provided to Customers, including Documentation as defined in the Amended Agreement as applicable.

3. "Maintenance Site" shall mean the Customer location where Service is to be performed.

4. "Principal Period of Maintenance" ("PPM") shall mean (a) the period during which Services are to be performed at the applicable Maintenance Site, specifically the twelve (12) consecutive hours commencing at 8:00 a.m. and ending at 8:00 p.m. Eastern Time, Monday through Friday, excluding national holidays; and (b) the continuous consecutive twenty-four hour periods during which telephone support shall be provided as further set forth herein.

5. "Services" shall mean the services set forth in this Service Agreement and Exhibits, including without limitation customer support, maintenance and repair services;

     Customer application testing; and Customer workflow productivity enhancement (the "Services").

6. "Spares" shall mean spare parts for the Products and modifications, enhancements and improvements thereto which are made pursuant to the terms of this Service Agreement or the Distribution Agreement.

7. All other defined terms shall have the meanings identified and set forth in the Distribution Agreement.

II. PURPOSE

1.   Scope of Services.
     ------------------

     (a) During the term of this Service Agreement, Presstek shall provide Services pursuant to the terms and conditions of this Service Agreement and the Distribution Agreement to Customers for the Products on Xerox' behalf as an independent contractor. Presstek shall make services available to all Installed Presses during the term of this Agreement even if such Installed Press is de-installed and re-installed at another location in the United States as a Remarketed Press PROVIDED, however, that in no case shall Presstek's obligation to provide service for any press exceed a term longer than five years from the Effective Date. In the event of any conflict between the terms of this Service Agreement and the terms of the Restated Distribution Agreement with respect to the Services to be provided, the terms of this Service Agreement shall have priority and govern the parties' performance hereunder. Presstek shall have no obligation to provide Warranty service or otherwise provide Service or to make services available to any PAX or SUN Press that is not installed at a Customer location in either the United States, Puerto Rico or Canada on the Effective Date.

     (b) With respect to any particular corporation, partnership or business which has entered into any form of Customer service contract pursuant to which Presstek is performing services hereunder, (i) Presstek shall not provide repair or maintenance service for any Xerox products other than the Products, and (ii) Presstek shall supply Consumables as defined in the Distribution Agreement. Except for the foregoing restriction, nothing in this Service Agreement shall in any way limit Presstek from providing repair service for any Xerox or non-Xerox products.

     (c). Term of Services. Presstek shall provide services necessary to fulfill its warranty obligations, as those obligations are set out in the Restated Master Agreement.

2. Transition of Services. Presstek will provide Services in accordance with the terms of this Restated Service Agreement for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ years (the "Service Term") from the Effective Date unless the Service Term is otherwise [CONFIDENTIAL TREATMENT REQUESTED] /*/ as set out herein. Presstek may assign its Service Obligations to a third party service provider, as provided herein. If Presstek assigns its Service Obligations to a third party service provider, Presstek shall have no further obligations hereunder.



























/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     Xerox's Production Systems Group shall, beginning on the Effective Date, use its best efforts to convince Xerox's NASG organization (Xerox's service organization), to agree to assume Presstek's Service Obligations. Within [CONFIDENTIAL TREATMENT REQUESTED] /*/ months from the effective date, and provided that Presstek has not assigned its Service Obligations to a third party, Xerox shall notify Presstek that Xerox will either (a) assume Presstek's Service Obligations without any accounting or further obligations to Presstek related to Services hereunder, except as set out herein, or (b) not assume Presstek's Service Obligations. Xerox's failure to notify Presstek of its decision as to (a) or (b) herein will be considered a decision by Xerox to not assume Presstek's Service Obligations.

(a) Assignment to a Third Party. At any time during the term of this Service Agreement, Presstek may assign its Service Obligations to a third-party service provider, in accordance with the terms herein.

     (i) Procedure. Should Presstek determine that it would like to assign its service obligations to a third-party service provider, it shall follow the following procedure:

          o Presstek shall notify Xerox in writing of the proposed third party to whom Presstek would like to assign its obligations under this Agreement.

          o Xerox will review the proposed assignee and will allow for the assignment except where Xerox reasonably believes that the party to whom Presstek proposes to assign its Service Obligations is either (a) financially or technically incapable of adequately performing the Service Obligations; or (b) a competitor of Xerox. Xerox may not unreasonably withhold its permission for Presstek to so assign its obligations hereunder. Xerox shall notify Presstek of its disapproval of the proposed assignment within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days after Xerox receives written notification of the proposed assignment. Xerox's failure to so notify Presstek of its disapproval of the proposed amendment within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days will be deemed an approval by Xerox of the proposed assignment

     (ii) Effect of Assignment. If Presstek so assigns its Service Obligations to a third party, then:

          a) the term of the Presstek Service Obligations shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the Effective Date; and

          b)   Presstek shall have no further obligations hereunder.

     (iii) Preapproval. Xerox has determined that Tech Services Internal, LLC of Kennett Square, Pennsylvania (TSI) is financially and technically capable of adequately performing the Service Obligations and is not a competitor of Xerox and hereby grants its approval for Presstek to assign its Service Obligations to in accordance with this section PROVIDED, that TSI:




















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                    1. will consult with Xerox regarding any complaints received by Xerox from a Customer; and

                    2. will appoint an individual who will be the focal point of contact for Xerox related to complaints received by Xerox from Customers and who will be generally available to Xerox to discuss these matters.

     Presstek warrants that the two requirements set out in Section 2 (a) (iii)
     (b) 1 and 2, above, will be included in any assignment agreement between Presstek and TSI related to TSI assuming Presstek's obligations under this Agreement.



(b) If Xerox notifies Presstek that it will assume the Presstek Service Obligations then:

     (i) Presstek's Service Obligations shall terminate [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the Effective Date.

     (ii) Xerox shall assume all of Presstek's Service Obligations within [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the Effective Date and Presstek shall have no further obligations except as provided herein;

     (iii) Xerox may purchase from Presstek, at a price determined in accordance with Article X 4 (d), all inventory Spares and items associated with Presstek meeting its obligations under this Service Agreement. Presstek warrants that such Spares purchased hereunder shall be will be free from defects in material and workmanship under normal use and service for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ days from the date of either (a) installation (where such Spare was installed by Presstek or Presstek's designee) or (b) delivery (where installation is to be performed by someone other than Presstek or Presstek's designee). Xerox, at its discretion, may perform a physical inventory to verify the quantity and condition of such inventory, Spares, and other items;

     (iv) Xerox may purchase from Presstek, at a price determined in accordance with Article X.4(d), all tools specific to servicing the PAX and SUN Presses;

     (v) Presstek shall assess the number of [CONFIDENTIAL TREATMENT REQUESTED] /*/ it no longer needs as a result of Xerox transitioning the services hereunder, and shall notify Xerox of that number. Presstek shall make all [CONFIDENTIAL TREATMENT REQUESTED] /*/ associated with providing Service under this Service Agreement (including [CONFIDENTIAL TREATMENT REQUESTED] /*/) available for

          Xerox to [CONFIDENTIAL TREATMENT REQUESTED] /*/ Xerox shall have the right (but not the obligation) to [CONFIDENTIAL TREATMENT REQUESTED] /*/ of such number of Presstek [CONFIDENTIAL TREATMENT REQUESTED] /*/ without any fee or compensation to Presstek;




















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     (vi) Presstek shall, within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of receiving the written notice, establish a schedule of certifying up to [CONFIDENTIAL TREATMENT REQUESTED] /*/ individuals designated by Xerox to become Presstek Certified Service Representatives, in accordance with the costs reflected on Exhibit J-4, such certification to be completed within a timeframe that would permit Xerox to assume Presstek's Service Obligations two years from the Effective Date, or reasonably sooner if so requested by Xerox;

     (vii) Upon receipt of such written notice, Presstek shall promptly and in good faith provide such documentation, information and assistance necessary to effect such transition, including, but not limited to, diagnostic software(at no cost to Xerox);

     (viii) Provided that Xerox, in accordance with Section II. 2, has not [CONFIDENTIAL TREATMENT REQUESTED] /*/ Presstek's capacity to provide escalation (3rd level) support for Xerox's Service support staff to address issues related to Presstek's imaging technology, ("Escalation Support") for a period not to exceed [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the time Xerox assumes performance of the Services, at no charge to Xerox, Presstek will maintain Escalation Support Monday through Friday, during the hours of 8:00 am and 5:00 pm (Eastern Time), excluding holidays. During such time that Presstek provides Escalated Support, Presstek shall respond to Xerox's service and support staff inquiries within a reasonable time. Presstek and Xerox will negotiate in good faith to establish prices and terms for which Presstek will provide Escalation Support for the time beyond the three years following the date that Xerox has assumed performance of the Services.

In the event Xerox elects to assume performance of Service as set forth in this Section, Presstek shall not compete with Xerox in servicing the Customers; and Xerox shall assume any and all obligations of Presstek under this Service Agreement.

(c) If Xerox elects not to assume the Service obligations as set out in this Restated Service Agreement, then:

     (i) the term of Presstek's Service Obligation shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ years;

     (ii) if by the end of the second year following the Effective Date Xerox has not assumed Presstek's Service Obligations, Xerox shall pay to Presstek an amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/ by December 31, 2005.

     (iii) Presstek, at its sole discretion shall continue to have the right to identify a third party to whom it may assign any and all of its obligations under this Restated Service Agreement in accordance with the terms set out in item (a), above.























/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3. Product(s) Support Availability. For a period of at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the Effective Date, Presstek agrees to make available Services to Customers, at mutually agreeable, reasonable prices and upon reasonable terms. Presstek may assign this obligation to a third party as set out herein. Presstek may terminate any and all obligations under this Section II. 3 upon assumption or assignment of the Service obligations by Xerox or a third-party service provider, as set out in Section II. 2, above.

4. Use of Xerox Name. Presstek shall refer to itself as an Authorized Xerox Service Agent with respect to the Products. The parties agree that no commission or other form of compensation shall be payable to Presstek by Xerox in connection with this provision. Advertising and use of the Xerox name and trademarks will conform to guidelines published by Xerox. Presstek shall not refer to itself in any manner that is inconsistent with Presstek's true status or which may be misleading to Customers.

5. Presstek Is Not a Reseller of Xerox Products. During the term of this Service Agreement and any extensions and for one year after the termination of this Service Agreement, Presstek shall not market (either as an agent, reseller, manufacturers' representative, or in any other capacity) any Xerox products or supply items, except as expressly agreed by the parties in a separate written agreement or in the Distribution Agreement. This prohibition shall include, but not be limited to, any assistance or arrangement of the acquisition, sale, rental, marketing, or distribution of Xerox products or supply items by any party other than Xerox.

6. Warranty Obligations. Services identified herein are in addition to Presstek's warranty obligations with respect to Products as further set forth in the Restated Distribution Agreement, including Systemic Defect provisions as defined therein.

III. SERVICE ENGAGEMENT PROCESS

1. Customer Service.
   -----------------

     (a) Presstek shall prepare a Product Service Offerings package for Customers in a format reasonably agreeable to Xerox and obtain Xerox' advance written consent to any material modifications thereto. Xerox will not unreasonably withhold this consent.

     (b)  Presstek shall present and Customer may elect Service Offerings.

IV. PERFORMANCE OF SERVICE

1. Xerox Training. If Xerox assumes Presstek's service obligations, as set out in Article II 2, above, Presstek will provide training to certify Xerox employees. The training provided by Presstek shall be scheduled in groups of no less than three but no more than five people at a time at Presstek's facilities or at another location agreed to by Presstek.

2.   Within 30 days of Xerox electing to transfer services, as set out in
     Article II. 2, Presstek will provide Certified Service Training to Xerox, or Xerox-designated individuals. Such training shall be to certify said Xerox-designated individuals to be qualified to install,
























/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     service and perform tasks associated with issues with regard to Products as described in Exhibit J-1. Presstek will provide this initial certification training, or any additional certification to Xerox-designated personnel at Xerox' expense, as set forth in Exhibit J-4.

3. Telephone Support. Presstek will make available the service option of a toll-free number telephone support hotline for direct Customer technical support, troubleshooting, onsite service requests, and information concerning Products and/or Consumables twenty-four (24) hours/day, seven
     (7) days/week including holidays, as set out in Exhibit J-1, which shall be available to such Customers that select the appropriate Service offering hereunder at no additional cost, provided that Customers who select such telephone support as an individual offering shall be liable for the applicable fees therefor as set forth in Exhibit J-1.

4.   Remedial Maintenance.

     (a) Presstek shall provide remedial maintenance upon notification by Customer or Xerox that the Product requires maintenance. Remedial maintenance shall include unscheduled work required by Customer from time to time as required to repair or replace defective Product or components thereof and to return such defective Product/components to good working order and operating condition and capable of performing in accordance with the applicable Specifications. In the event Product/components are not so operational, Presstek shall pay, or reimburse Customer for [CONFIDENTIAL TREATMENT REQUESTED] /*/ a result of such inoperability .

     (b) In accordance with this Section, Presstek shall provide to Customer the installation of engineering changes required or recommended by the Product manufacturer or provider. Presstek shall notify Customer of the engineering changes to be installed, and Customer may, at its option, consent to such installation and limit the installation or timing of engineering changes other than safety changes.

5. Response Time.

     (a) Presstek shall establish a work support process that includes a "Customer Support Center" utilizing call logs and second and third level support processes, together with a process for implementing the escalation procedures during the hours of 8:00 am and 8:00 pm, Eastern Time, Monday through Friday, excluding holidays. Presstek shall have a subject matter expert ("SME") call the Customer within sixty (60) minutes of being assigned a Services call during the PPM.

     (b) Presstek will provide Service to two types of Customers: (i) those who enter a separate Service Contract with Presstek ("Contract Customers"); and (ii) those that do not enter into a separate Service Contract with Presstek ("Non-Contract

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

          Customers").

          (i) Contract Customers. In the case of a Contract Customer, upon either written or verbal notice by Contract Customer to Presstek during the PPM that remedial maintenance is required, Presstek shall use commercially best efforts to have a Presstek qualified maintenance personnel arrive at the Maintenance Site within twenty-four (24) consecutive hours of notification and shall use commercially reasonable efforts to accomplish the necessary repairs as promptly as possible; provided, however, that Presstek agrees during the term hereof to use commercially reasonable efforts to decrease this response time. If the required response time should extend beyond the PPM, Presstek and Customer (or Presstek and Xerox where Service is requested for a Xerox-owned machine) shall mutually agree whether such Services shall be performed at such time or during the next PPM. If Presstek's maintenance personnel fail to arrive or use commercially best efforts to be fully prepared to perform Services within the required response time period, the Customer, shall receive a credit from Presstek in an amount set out under the terms of the Service Agreement between Presstek and the Contract Customer.

          (ii) Non-Contract Customers. In the case of a Non-Contract Customer, provided that the Customer agrees to pay the then-effective Non-Contract Customer Rates, upon either written or verbal notice by Non-Contract Customer to Presstek during the PPM that remedial maintenance is required, Presstek's qualified maintenance personnel shall arrive at the Maintenance Site within [CONFIDENTIAL TREATMENT REQUESTED] /*/ consecutive hours of notification and shall use commercially reasonable efforts to accomplish the necessary repairs as promptly as possible; provided, however, that Presstek agrees during the term hereof to use commercially reasonable efforts to decrease this response time. If the required response time should extend beyond the PPM, Presstek and the Customer (or Presstek and Xerox where Service is requested for a Xerox-owned machine) shall decide whether such Services shall be performed at such time or during the next PPM. If Presstek's maintenance personnel fail to arrive or use commercially best efforts to be fully prepared to perform Services within the required response time period, the Non-Contract Customer shall be entitled to a [CONFIDENTIAL TREATMENT REQUESTED] /*/ discount for maintenance charges payable to Presstek hereunder.

     (c) In addition to and without limiting the foregoing, any and all Customers identified software problems will be managed through a Presstek process generally equivalent to the Xerox Software Problem Action Request Process (SPAR Process). SPAR(s) are rated by severity of the Product Failure (as defined in the Distribution Agreement) and defined as follows:

          SEVERITY LEVEL 1 shall be defined as a "catastrophic problem" wherein the Customer's system is down, and/or the user has no production capability, or a field service technician cannot proceed with an installation.

          SEVERITY LEVEL 2 shall be defined as a "severe problem" wherein the Customer's system is up, but production capability is seriously degraded.






















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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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


          SEVERITY LEVEL 3 shall be defined as a "moderate problem" wherein the Customer's system is up, but production capability is reduced. SEVERITY LEVEL 4 shall be defined as a "minor problem" wherein the Customer's system is up, with no significant impact to production.

6. Problem Severity Response Time/Resolution Time. Presstek will make every commercially reasonable attempt to achieve the following Response Times and Target Resolution Times for each SPAR:

SEVERITY      RESPONSE TIME                              TARGET RESOLUTION TIME
Level (1)     ASAP                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/
Level (2)     [CONFIDENTIAL TREATMENT REQUESTED] /*/     [CONFIDENTIAL TREATMENT REQUESTED] /*/
Level (3)     [CONFIDENTIAL TREATMENT REQUESTED] /*/     [CONFIDENTIAL TREATMENT REQUESTED] /*/
Level (4)     [CONFIDENTIAL TREATMENT REQUESTED] /*/     [CONFIDENTIAL TREATMENT REQUESTED] /*/

Presstek will use commercially reasonable efforts to remedy or ameliorate the problem within a commercially reasonable period, depending on the severity of the problem. Failure of Presstek to meet the above Response Times and Target Resolution Times shall not be considered a breach of this Service Agreement, provided that Presstek makes every commercially reasonable attempt to do so as provided herein.

"Response Time" is defined as the time necessary to (a) acknowledge the receipt of a problem, or (b) request any additional information as is necessary for the Presstek Technical Support group to escalate the problem to the Presstek QA or engineering groups for resolution. In the event of (b) above, the Presstek Technical Support group will be responsible for monitoring the timeliness of the QA/Engineering response, as well as keeping the OEM Technical Support group updated as to the status of the problem. In the case of a problem submitted by telephone, it is assumed that the response is immediate in that the call is answered as soon as a Presstek Technical Support representative is available to answer.

"Resolution Time" is defined as the time necessary to provide a software fix or work around, explanation of functionality or other such item as to (a) resolve the customer's problem where it is proven to be the fault of Product software or firmware, and/or (b) provide reasonable explanation or evidence that the problem is not the result of Presstek firmware or software. Presstek Technical Support will use commercially reasonable efforts when resolving Customer issues for Xerox.

Presstek shall have the additional SPAR responsibilities set forth on Exhibit J-3. SPAR response times will not apply to diagnostic software. Presstek will make commercially reasonable efforts to repair all "bugs" that occur in diagnostic software within a reasonable time.

V. SPARES

1. Spares Inventory. Presstek shall maintain a Spares inventory, such inventory to be Presstek's estimate of the parts reasonably necessary to allow for the provision of Services to Customers in accordance with the terms of this agreement. These Spares























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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         shall at all times remain the property of Presstek until and unless they are provided to Customers as part of the Services. Presstek may also make available to Customers a list of all spares that Presstek reasonably believes should be kept on site and of which the Customer may want to keep in the Customer's inventory.

2. Emergency Spares Inventory. Presstek shall at all times maintain an adequate inventory of each Spare, at no cost to Xerox, and use this supply of Spares solely for shipment to Xerox or its Customers as emergency Spares, when requested. Deliveries of emergency Spares shall be made as promptly as practicable but not more than twenty-four (24) hours of Xerox' or Customer's written or verbal request to Presstek.

3. Spares Delivery and Invoicing. Presstek will supply Spares directly to and invoice Xerox/the Customer in accordance with mutually agreed upon terms.

4. Continuity of Supply. Presstek shall make available to Xerox and its Customers Spares (as that term is defined in the Distribution Agreement) for the term of the current term of the lease agreement for a particular Press, but in no case will such obligation exceed a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the Effective Date and reasonable prices and upon reasonable terms.

5. Equivalent Spares. Xerox agrees to accept equivalent and/or interchangeable (form, fit and function compatible as defined herein) Spares during the [CONFIDENTIAL TREATMENT REQUESTED] /*/ year period set forth above, if Presstek's source of supply should change and such change is beyond Presstek's reasonable control. The determination as to whether Spares are equivalent and/or interchangeable shall be made by mutual agreement of the parties.

6. Payment Terms. Payment for Spares shall be due within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days of Xerox' or the Customer's receipt of correct invoice, subject to Presstek's credit approval of the Customer.

7. Shipping Terms. Shipping terms for Spares shall be as agreed by the parties.

8. Priority. Presstek shall use commercially reasonable efforts to supply Spares and Consumables at the lead time agreed upon by the parties on a priority basis to Customers and to Xerox to replenish any Xerox low stock condition, and shall immediately upon receipt of relevant purchase orders notify Xerox of the anticipated shipment date of all Spares orders.

VI. SERVICE TOOLS, DOCUMENTATION AND RECORDS

1. Tools. Presstek shall acquire and maintain at its own expense those tools necessary for the adequate performance of the Services. Pagers or cell phones are considered a tool and necessary for the adequate performance of the Services. Presstek is required to supply all technicians with a pager or cell phone that will support Xerox processes.

2.   Service Documentation.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     (a) Presstek is responsible for ensuring the availability of sufficient Documentation to support its provision of Services prior to commencing the provision of Services to Customers pursuant to this Service Agreement. Documentation shall be updated by Presstek from time to time as it deems necessary with notification to Xerox thereof.

     (b) The parties agree that Documentation as defined herein shall not contain the Xerox name or trademark or any other reference to Xerox, until Xerox has verified such Documentation and provided written consent to such use.

3. Service Records. Presstek shall maintain complete and accurate written records detailing without limitation (a) an inventory of all Products covered by Services hereunder listed by manufacturer, model number, serial number and Maintenance Site, and (b) all Services provided hereunder including, but not limited to, service logs, call close reports ("SCRs"), and itemized reports and records of all of Xerox and Customer requests for Services and Presstek's corresponding response and resolution times. Presstek shall provide such records to Xerox monthly as well as following a request from Xerox therefor and shall assist Xerox in reconciling any differences between its records and Xerox' and/or Customer records. Xerox shall establish a Product Performance Reporting System database and Presstek shall provide Xerox with the foregoing information in those formats (and via those processes) that Xerox may designate from time to time consistent with such database. It shall be Presstek's responsibility to ensure that this information is complete and accurate.

VII. STANDARD OF CONDUCT AND ADDITIONAL OBLIGATIONS OF Presstek

1. Personnel Competence, Training, and Conduct.

     (a) Presstek shall assign a sufficient number personnel to perform the Services who are competent to perform the Services. Presstek employees shall not provide any part of the Services on any Product until he or she has been successfully trained by Presstek and/or the manufacturer of the Products. If a person assigned by Presstek to perform any Services becomes unavailable to do so for any reason, Presstek shall replace that person with one of comparable ability.

     (b) Presstek and its employees shall make no representations about Xerox or the Products other than those contained in promotional literature provided by Xerox or otherwise authorized in writing by Xerox.

     (c) The conduct of Presstek, its employees, and representatives shall conform to the highest ethical standards and shall reflect favorably on the good name and reputation of Xerox.

Material Breach. Any failure of Presstek, its employees, or representatives to conduct themselves in accordance with this Section as reasonably determined by Xerox will constitute material breach of this Service Agreement.

VIII. WARRANTIES

1. Presstek Warranties. Provided that Presstek has not transferred the services as set out in Article II. 2., above, Presstek represents and warrants that: (a) it shall perform all Services hereunder in a competent and professional manner in accordance with the terms of this Service Agreement and Exhibits, industry accepted standards and all applicable laws, and in a manner which will maximize Product reliability and performance, ensure to the greatest extent possible the safety and convenience of the Customers, and results in Xerox receiving complaints from no more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Customers regarding Presstek's conduct, appearance, or quality of service; (b) Presstek has not entered and will not enter into agreements or commitments which are inconsistent with or conflict with the rights granted to Xerox in this Service Agreement; (c)Presstek, in providing the Services under this Service Agreement is not, and has not been notified that it may be, in violation of any third parties' intellectual property rights including, but not limited to, copyrights, patents or trade secrets; (d) Presstek will provide sufficient employees to complete the Services ordered within the applicable time frames established pursuant to this Service Agreement; and
     (e) any parts supplied pursuant to this Service Agreement, including Spares, will be free from defects in material and workmanship under normal use and service for a period of one hundred eighty (180) days from the date of either (a) installation (where such Spare was installed by Presstek or Presstek's designee) or (b) delivery (where installation is to be performed by someone other than Presstek or Presstek's designee);or (c) the expiration of the full warranty period (whichever is later). Any failure by Presstek to comply with the foregoing warranties will constitute a material breach of this Service Agreement.

2. Disclaimer. Except for the express warranties set forth above, Presstek disclaims and Xerox waives all other warranties, express or implied, including the warranty of merchantability and fitness for a particular purpose.

IX. COMPENSATION, INVOICING AND PAYMENT

1. Compensation. Subject to Section III.2(a), Presstek shall be compensated for Services by Customer, as applicable, in accordance with the prices set forth in Exhibit J-1. Presstek may modify the prices set forth in Exhibit J-1 upon reasonable notice to Customers. Except as expressly provided herein, such prices shall constitute Presstek's sole compensation for Services.

2. Invoicing Customers. All charges for Services performed by Presstek will be billed to Customer directly pursuant to terms of the contract with such Customer.

X. TERM AND TERMINATION

1. Term. The initial term of this Service Agreement shall commence upon the Effective Date and, subject to the termination provisions set forth below, shall continue in full force and effect for [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the Effective Date (i.e., [CONFIDENTIAL TREATMENT REQUESTED] /*/ EXCEPT that if the term of Presstek's Service Obligations should [CONFIDENTIAL

     TREATMENT REQUESTED] /*/ as set out in Section II 2, the term of this Agreement shall automatically extend to [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the Effective Date, (i.e., [CONFIDENTIAL TREATMENT REQUESTED] /*/ and shall not renew.





















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2. Termination for Breach. Either party may terminate this Service Agreement if a material breach by the other party remains uncured [CONFIDENTIAL TREATMENT REQUESTED] /*/ days after written notice of such material breach is given by the non-breaching party. Termination of this Service Agreement does not result in a breach of the Distribution Agreement.

3. Breaches Providing Grounds for Immediate Termination. Xerox shall have the right to immediately terminate this Service Agreement for material breach and the cure period set forth above shall not apply if (a) Xerox determines this Service Agreement has been materially breached as more fully set forth in Article [CONFIDENTIAL TREATMENT REQUESTED] /*/, Sections [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ of this Service Agreement; and/or (b) Presstek breaches any of the provisions of this Service Agreement set forth in Sections [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ [CONFIDENTIAL TREATMENT REQUESTED] /*/. A breach of this Service Agreement shall not constitute a breach of, or otherwise affect, the Distribution Agreement.

4.   Effect of Termination/Expiration.

     (a) Presstek shall return or destroy, at Xerox' election and direction, all confidential information.

     (b) Presstek shall immediately cease to refer to itself as a Xerox Authorized Service Agent.

     (c) All right, title and interest in and to any and all tools, materials or other items which are provided by Xerox to Presstek in connection with Presstek's performance hereunder ("Xerox Property") shall be vested in Xerox. Presstek holds Xerox Property as bailee and shall not substitute any property for Xerox Property, use Xerox Property except in connection with performance hereunder, or reproduce Xerox Property. Presstek shall make entries in its books showing that Xerox Property is held for the account of Xerox and shall furnish Xerox on demand a true and complete inventory of Xerox Property held by Presstek for any relevant period of time designated by Xerox. While in Presstek's custody or control Xerox Property shall (a) be plainly marked or otherwise identified as "Property of Xerox Corporation" and stored in a separate area in Presstek's place of business, (b) be held at Presstek's sole risk, and (c) be kept insured by Presstek at its own expense in an amount equal to the then current replacement cost with loss payable to Xerox. Upon termination, non-renewal or Xerox' demand, Presstek shall immediately return to Xerox all Xerox Property in its possession or control.

     (d) Termination or expiration shall not affect Presstek's obligations pursuant to Section II.3 or Section V.4, which shall be governed solely by the terms of such Sections.

     (e) Xerox' liability to Presstek shall be limited as of the effective termination/expiration date (as applicable) in accordance with the terms of Section IX. 1(b).

XI. INDEMNIFICATION






















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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1. Indemnification.

     (a) In performing their duties and obligations under this Service Agreement, Presstek shall defend, indemnify and hold Xerox harmless from and against all liabilities, damages, and reasonable costs, fees and expenses, including reasonable attorneys' fees, arising out of suits, claims, actions or proceedings arising out of or in connection with actual or alleged negligence or other malfeasance or nonfeasance by Presstek, its employees, agents, representatives and subcontractors, upon or in relation to the fulfillment of responsibilities and obligations under this Service Agreement, including without limitation any allegations or claims of infringement or misappropriation of any third party patent, copyright, trademark, trade secret or other intellectual property rights (collectively "Claims"). Presstek's obligations hereunder are contingent upon Xerox promptly notifying Presstek in writing of any Claim(s) within a reasonable time, providing reasonable assistance and otherwise cooperating with Presstek in and permitting Presstek to direct the defense and negotiations. Presstek shall, to the extent practicable, use commercially reasonable efforts promptly to resolve all Claims and, to the extent any Claim relates at least in part to the infringement or misappropriation of intellectual property rights by Presstek, shall at its own expense and option, either (i) procure for Xerox the right to continue using such intellectual property; or (ii) replace the same with non-infringing components having substantially equivalent features and functionality; or (iii) modify the intellectual property of Presstek so that it becomes non-infringing with substantially equivalent features and functionality.

          Notwithstanding the foregoing, Presstek's obligations under this Section will not apply to the extent any Claim relates to (1) services performed by an individual not certified or otherwise authorized by Presstek; (2) Product changes, adaptations, expansions, reductions or other modifications by Xerox, its designee, or at the direction, guidance, instruction, suggestion or advice of Xerox/Xerox' designee which is not pursuant to Presstek certification or authorization.

     (b) In performing their duties and obligations under this Service Agreement, Xerox shall defend, indemnify and hold Presstek harmless from and against all liabilities, damages, and reasonable costs, fees and expenses, including reasonable attorneys' fees, arising out of suits, claims, actions or proceedings arising out of or in connection with actual or alleged negligence or other malfeasance or nonfeasance by Xerox, its employees, agents, representatives and subcontractors, upon or in relation to the fulfillment of responsibilities and obligations under this Service Agreement, including without limitation any allegations or claims of infringement or misappropriation of any third party copyright, trademark, trade secret or other intellectual property rights, or claims by Xerox customers wrongfully alleging Presstek's obligations to provide Services where no such Services are due (collectively "Claims"). Xerox' obligations hereunder are contingent upon Presstek promptly notifying Presstek of any Claim(s), providing reasonable assistance and otherwise cooperating with Xerox in and permitting Xerox to direct the defense and negotiations. Xerox shall, to the extent practicable, use its commercially reasonable efforts promptly to resolve all Claims.


XII. GENERAL

1. Contacts. The parties' business contacts shall be the individuals designated below, subject to change by reasonable advance written notice to the other party:

For Xerox:                                For Presstek:

[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
295 Woodcliff Dr.                         55 Executive Drive
Fairport, NY, 14450                       Hudson, NH
                                          (603) 595-7000 x. 3223
                                          3393255976


2. Independent Contractor. Xerox and Presstek agree that the relationship between them is one of principal and independent contractor and that neither Presstek nor its employees shall be considered employees of Xerox. Accordingly, neither Presstek nor its employees shall be entitled to any employment benefits made available by Xerox to its own employees. Furthermore, both parties recognize that Presstek controls and is responsible for: (a) the manner and means by which Presstek conducts the Services and ensuring that its work product fully meets the standards for acceptable performance established under this Service Agreement; (b) the scope of its business enterprises (including Presstek's solicitation of other customers and lines of business) and the hours during which they are conducted; (c) the payment of all taxes associated with the payments (including but not limited to all social security and income taxes); (d) all matters and obligations concerning its employees; (e) all travel costs and arrangements required to perform the Services (except for amounts properly charged by Presstek in connection with Services performed as set forth herein); and (f) the maintenance of its places of business and all associated costs. Presstek shall maintain such workers' compensation policies as are required by statute, as well as comprehensive general liability and comprehensive automobile liability insurance with limits for bodily injury and property damage on each such policy of at least one million dollars. Upon request by Xerox, Presstek shall provide Xerox with copies of the policies evidencing such insurance.

3. Confidential Information. In addition to the parties' obligations under the Confidential Disclosure Agreement dated July 22, 1998, Presstek may from time to time have access to or receive directly from Xerox information and materials that are designated as confidential or proprietary or which are by their nature confidential, proprietary, or sensitive, This shall specifically include, but not be limited to, all technical manuals, reports (such as [CONFIDENTIAL TREATMENT REQUESTED] /*/) and documentation relating to the provision of the Services, In addition, such information and materials may concern present or future Xerox products, business strategies, or customers. Presstek shall hold such information and materials in confidence, shall not use them except to perform its duties under this Service Agreement, and shall not disclose them to third parties unless


















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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     authorized in writing by Xerox, Presstek's obligations under this paragraph shall survive the termination of this Service Agreement.

4. Remedies. Presstek acknowledges that it will be the preferred supplier of the Services for the Products referred to in this Service Agreement and that these Products, and the Services, are critical to Xerox' business. Accordingly, and in addition to any other remedies to which Xerox may be entitled in law and equity:

     (a) In the event that any default by Presstek of its obligations hereunder results in a Customer terminating or canceling a sale of Product(s) before all payments due and owing for such Product(s) have been paid in full; or, with respect to a Customer leasing Products from Xerox, defaulting in its lease payments and/or terminating or canceling its lease before all lease payments due and owing thereunder have been paid in full; (i) PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED] /*/. In addition, where any default by Presstek of its obligations hereunder results in a Customer terminating or canceling its lease before all lease payments due and owing thereunder have been paid in full, for each month that the Product has not been re-leased, sold or otherwise transferred to a new Customer and for which lease payments have not been received by Xerox, Presstek shall pay to Xerox an amount [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK's obligation to make these monthly [CONFIDENTIAL TREATMENT REQUESTED] /*/ are contingent upon Xerox using commercially reasonable efforts in locating a new Customer for the Product.

     (b) The parties agree that in the event of any dispute (including without limitation any under the Distribution Agreement), Presstek shall continue to supply Services and Xerox shall continue to compensate Presstek pursuant to the terms hereof pending resolution of such dispute by negotiation or legal process.

5. Non-Assignability. Except as set forth in Section [CONFIDENTIAL TREATMENT REQUESTED] /*/ of this Service Agreement, neither party may assign its rights and obligations under this Service Agreement without the consent of the other party; provided, however, that each party may assign this Agreement in connection with (a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Agreement are sold or transferred to a third party (a "Business Combination"). Notwithstanding the foregoing, in the event of a [CONFIDENTIAL TREATMENT REQUESTED] /*/ Xerox shall have the right in its complete and unfettered discretion to [CONFIDENTIAL TREATMENT REQUESTED] /*/ above. Notwithstanding the foregoing, PRESSTEK may delegate a portion of its obligations pursuant to this Service Agreement to its subcontractors and manufacturers, provided that PRESSTEK contractually obligates and guarantees the



















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     performance of the foregoing and indemnifies XEROX against any and all claims, losses, demands, causes of action or other liability which may arise in connection with such delegation, subject to the terms of this Agreement, including Sections relating to warranty, indemnity and limitation of liability.

6. Work Product of Services. Any invention, innovation, discovery, writing, or other work product of Presstek, its employees, agents, and/or subcontractors relative to or resulting from the Services which is made solely by employees of Presstek during or after the Effective Date shall become the property of Presstek. Any invention, innovation, discovery, writing, or other work product of Presstek or Xerox, their employees, agents, and/or subcontractors relative to or resulting from the Services which is jointly made by employees of Presstek and Xerox during or after the Effective Date shall become mutually owned property of Presstek and Xerox. Any invention, innovation, discovery, writing, or other work product of Xerox, its employees, agents, and/or subcontractors relative to or resulting from the Services which is made solely by employees of Xerox during or after the Effective Date shall become the property of Xerox.

7. Dispute Resolution. The parties agree that Section 27of the Restated Distribution Agreement shall govern any dispute which may arise hereunder.

8. Survival. Any termination of this Agreement shall neither terminate any rights which by their nature survive the termination of this Agreement, nor serve to eliminate any liability arising out of conduct prior to the actual date of termination, including any uncontested accrued payment obligation, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. Any and all such payments accrued hereunder as of the date of termination shall remain due and payable in accordance with the terms hereof. .

9. Compliance with Laws. Both parties represent and warrant compliance in all material respects with all federal, state and local laws, ordinances and regulations to this Service Agreement and the performance of Services hereunder.

10. Remedies Cumulative. Except as otherwise set forth herein, any rights or remedies prescribed in this Service Agreement are cumulative and are not intended to be exclusive of any other remedy of which the injured party may be entitled to herein or at law or in equity, including but not limited to the remedy of specific performance.

11. No Implied Waiver. No delay or failure by either party to exercise any right or remedy hereunder shall be held to constitute a waiver of such right or remedy.

12. Severability. A determination that any Section or sub-Section of this Service Agreement is invalid in whole or in part shall not affect the enforceability of any other Section or sub Section or the Agreement as a whole.

13. Records Inspection. Supplier shall make its premises available to Xerox upon reasonable notice during regular business hours for the purpose of inspection by Xerox of Supplier's books, records and documents relevant to verifying compliance with the terms and conditions hereof.

14. Governing Law. This Service Agreement shall be governed by the law of New York State without regard to its conflict of laws principles. Any action to enforce the terms of this Service Agreement shall take place in the courts located in the State of New York and the parties consent to the venue and jurisdiction of such courts.

15. Entire Agreement. This Service Agreement and the Distribution Agreement along with the Exhibits and those documents incorporated by reference constitute the entire agreement between the parties concerning the subject matter hereof, superseding all previous agreements, proposals, representations, or understandings, whether oral or written. Any modifications of this Service Agreement must be in writing and signed by authorized representatives of both parties.

16.  List of Attachments.

     Exhibit J-1 - Service Offerings and Pricing
     Exhibit J-2 - Xerox/Presstek Service Procedure Outline
     Exhibit J-3 - Additional SPAR Responsibilities
     Exhibit J-4 - Xerox Training




Xerox CORPORATION                     Presstek


By: /s/ Frank Steenberg               By: /s/ Edward J. Marino
    ----------------------------          ---------------------------------

Name: Frank Steenberg                 Name: Edward J. Marino
      --------------------------            -------------------------------

Title:                                Title: President and CEO
       -------------------------             ------------------------------

                                                      RESTATED SERVICE AGREEMENT
                                    between PRESSTEK, Inc. and XEROX Corporation


                                   EXHIBIT J-1
                         SERVICE OFFERINGS AND PRICING.

EXHIBIT J-1A: Specimen of Presstek Service Offering and Pricing for the SUN Press (attached hereto).
EXHIBIT J-1B: Specimen of Presstek Service Offering and Pricing for the PAX Press (attached hereto).

Prices of Service Offerings set in Exhibits J-1A and J-1B are subject to change at Presstek's discretion in accordance with the terms of the exhibits.

                                   PRESSTEK DI

                           Customer Support Agreement

                                      FOR:

                                     Company

                                      Date

PRESSTEK DI
Customer Support Agreement

April 1, 2003


Dear Mr.  :

At Presstek, it is our mission to enable our customers to print high quality graphics from digital files in the most efficient and profitable way. You've had your DI Press for XXX now, and we hope you've enjoyed the DIRECT IMAGING PRINTING EXPERIENCE--including benefits such as its fast rollup/low waste, ease of operation, automation, and low cost per copy.

We are confident in the inherent reliability of our design and durability of our imaging technology, but there are times when you'll need to call upon Presstek to troubleshoot a problem or simply for preventative maintenance procedures to keep your DI Press running at an optimum level. With a CUSTOMER SUPPORT AGREEMENT in place, you'll have the assurance of knowing you'll receive priority service from our own staff of field-based DI Specialists, without running charges for telephone support, parts, labor, or per-incident fees.

Our records indicate your Labor Warranty expired on XXXX, and your Parts Warranty expired on XXXX. I have enclosed two copies of an All Inclusive Customer Support Agreement Plan for your DI Press that includes complete parts, labor, travel, and telephone support coverage for one full year. To initiate your service plan, please review, sign, and return one original of the agreement to Presstek (attention Jonelle Rexenes) as soon as possible, keeping one copy for your records.

If you opt not to sign up for this Customer Support Plan, our support to you will be charged on a time & materials basis, as in our Basic Support Coverage Plan as outlined in Appendix A of this document.

If you have any questions or need additional information, please feel free to contact Mark Woodbury, Presstek's Customer Support Manager, at 603-595-7000 ext. 3256.

Sincerely,



Jonelle Rexenes
Sales Support


Presstek, Inc.
55 Executive Drive   Hudson, NH 03051   Phone: 603-595-7000   Fax: 603-594-9666

PRESSTEK DI
Customer Support Agreement

     COMPANY____________________________________________________________________
CONTACT NAME____________________________________________________________________
      STREET____________________________________________________________________
        CITY__________________________    STATE________________    ZIP__________
       PHONE__________________________    FAX_______________________

If Bill-To Address is different, please complete the fields below:

     COMPANY____________________________________________________________________
CONTACT NAME____________________________________________________________________
      STREET____________________________________________________________________
        CITY__________________________    STATE________________    ZIP__________
       PHONE__________________________    FAX_______________________


     PART#             SERVICE DESCRIPTION         AGREEMENT TERM DATES        PRICE
---------------  -------------------------------  ----------------------  ---------------
400SMA-DC400AIC  All inclusive Customer Support                           [CONFIDENTIAL
                 Agreement for DocuColor 400 DI.                             TREATMENT
                                                                           REQUESTED]/*/
------------------------------------------------------------------------  ---------------
------------------------------------------------------------------------  ---------------
                                                                   TOTAL  [CONFIDENTIAL
                                                                             TREATMENT
                                                                           REQUESTED]/*/
------------------------------------------------------------------------  ---------------

PAYMENT TERMS: ON A QUARTERLY BASIS, Presstek will bill the amount due for the following quarter.

     Service Agreement shall include the following equipment and software:


 DocuColor 400 DI          Model#:                 Serial#:
------------------ ---------------- ----------- ------------- ------------------
------------------ ---------------- --------------------------------------------
        DI SERVER         Serial#:
------------------ ---------------- --------------------------------------------
------------------ ---------------- --------------------------------------------
           DI RIP         Serial#:

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PRESSTEK DI
Customer Support Agreement


                               SUMMARY OF COVERAGE

Presstek offers nationwide field-based customer support using our own staff of factory-trained specialists. Integration teams are made up of hardware engineers, plate application specialists, and pre-press specialists.

Purchase of a Customer Support Agreement guarantees:

                        - Priority On-Site Response Time
                           - Complete Parts Coverage
                           - Complete Travel Coverage
                          - Unlimited On-Site Support
                    - Unlimited Telephone Technical Support


RESPONSE TIME: Presstek will use its best reasonable efforts to respond to maintenance calls with its first available field support person.

LABOR, TRAVEL AND REPLACEMENT PARTS: Labor, travel, and replacement parts are included at no additional charge to the Customer if maintenance is performed during normal Presstek working hours (Monday through Friday, 8 a.m. to 5 p.m. local time, exclusive of Presstek holidays.) System maintenance performed outside normal working hours will be charged to Customer at the full rate then in effect.

SOFTWARE SUPPORT: Presstek agrees to provide the following Software Support (1) telephone consultation during the hours of 8 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays (2) software maintenance releases and Software reference materials made available during the term of this Agreement.

UNLIMITED TELEPHONE TECHNICAL SUPPORT: Presstek agrees to provide unlimited telephone technical support during the hours of 8 a.m. to 5 p.m. local time, Monday through Friday, excluding Presstek holidays, by calling 877-862-2227.

PRESSTEK DI
Customer Support Agreement

                HARDWARE SYSTEM MAINTENANCE AND SOFTWARE SUPPORT
                         AGREEMENT TERMS AND CONDITIONS

1. DEFINITIONS: "Systems" means the System and Options indicated on the front of this Agreement. "Software" means the software in the System and includes only those software programs designed by Presstek for Prepress workflow and does not include programs designed for word processing, accounting, financial or other general business programming applications.

2. SYSTEM MAINTENANCE: Presstek agrees to perform emergency maintenance on the System at the Site for the term of this Agreement when requested by the Customer and deemed necessary by Presstek and when the system is not operational. This maintenance includes labor, travel, and replacement parts at no additional charge to Customer, if maintenance is performed during normal Presstek working hours. System maintenance performed outside normal working hours and Software services not covered by this Agreement will be charged to Customer at the full rate then in effect (see Appendix A for current rates.) Presstek will use its best reasonable efforts to respond to maintenance calls with its first available field support person. Presstek agrees to the above support during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays. Service and maintenance rates quoted herein (on Page 2 of this Document and in Appendix A), are based on the above Principal Period of Maintenance (typically one work shift). Travel hours are defined as "portal to portal". Overtime hours are defined as any work hours exceeding 8 hours in one work day or 24 hour time period.

3.   SOFTWARE SUPPORT: Presstek agrees to provide the following Software
     Support: (1) telephone consultation during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays; (2) Software maintenance releases and Software reference manuals made available during the term of this Agreement. Customer agrees that all Software, change orders, and updates are provided subject to the applicable Presstek Purchase, Lease, Rental, or Conditional Sale Agreement. No on-site Software services are included under this Agreement. Software services not covered by this Agreement, and requested by Customer, may be provided at Presstek's then effective rates and terms. Operator training or System Manager training are not provided under this Agreement.

4. EXCLUSIONS: System maintenance provided by Presstek under this Agreement does not include (a) use of equipment in a manner not recommended by Presstek; (b) failure to continually provide a suitable installation environment, including but not limited to, adequate electrical power, air conditioning or humidity control; (c) Customer's improper use, management, or supervision of covered equipment; (d) accident and disaster, including but not limited to fire, flood, water, wind, or lightening; (e) electrical work, devices, cables, etc., external to the equipment; (f) the maintenance of accessories, alterations, modifications, attachments or other devices

PRESSTEK DI
Customer Support Agreement

     not covered by this agreement; (g) excessive electrostatic discharge, improper grounding, improper power line protection; (h) failure of Customer to perform Company recommended daily/weekly/monthly maintenance and cleaning; (i) service providers and parts installers other than the Company; (j) improperly trained and inexperienced operators; (k) overhauling or altering of the system.

5. CUSTOMER OBLIGATIONS: Customer agrees to comply with all Presstek installation and operating instructions including, but not limited to regular daily/weekly/monthly maintenance as specified in the users guide. Customer shall not: (1) abuse, misuse, or neglect the System or Software;
     (2) modify or make attachments to the System or Software without prior authorization by Presstek; (3) operate the System or Software in a location with excessive dirt, dust, moisture, fumes, humidity or extremes of temperatures; (4) allow maintenance of the System or Software by others without authorization from Presstek; (5) use or combine the System or Software with systems or software provided by others; (6) assign or cancel this Agreement; or (7) transfer parts or software from other Presstek Systems to the System and Software covered by this Agreement. If Customer adds any Presstek option to the System or Software during the term of this Agreement, Customer agrees to purchase System Maintenance and Software Support for that option at the then applicable rate. Customer agrees to maintain the Software at the revision level deemed necessary by Presstek. Customer acknowledges and understands the modem(s) and line conditioners provided by Presstek remain the property of Presstek and are to be used solely for the purposes of providing remote diagnostics and detailed services. Upon termination or expiration of this Agreement, Customer agrees to allow Presstek access to the Site to remove any modem(s) and line conditioners. Presstek may suspend or refuse Hardware System Maintenance of Software Support, impose additional charges, or terminate this Agreement if the Customer fails to perform its obligations under this Agreement. Customer must maintain a stable environment with relative humidity and room temperature as per the said equipment guidelines.

6. TERM: The initial term of this agreement is for one year from the Agreement Term Start Date, or for the period specified in the Agreement Term Dates. This Agreement shall renew automatically for successive periods of one year, on the same terms and conditions at Presstek's then prevailing prices, except that it shall not be renewed if either party provides written notice of non-renewal at least thirty days prior to expiration of the then current term of the Agreement.

7. ADDITIONS AND DELETIONS: New equipment may be added to, and replacements deleted from this agreement upon receipt of ten days written notice to Presstek, subject to written acceptance by Presstek. This provision may be waived if new equipment is purchased from Presstek.

8. LIMITED WARRANTY: Presstek warrants that services will be performed in a workmanlike manner in accordance with reasonable commercial standards.

PRESSTEK DI
Customer Support Agreement

     Parts are warranted against defects solely to the extent of the manufacturer's warranty, if any. Labor provided by Presstek is warranted for 30 days from date of service.

9. ACCESS: Customer agrees to make the System and Software available for maintenance within a reasonable time after arrival of support personnel. Customer shall not remove the System or Software from Site without the prior written consent of Presstek. If the consent is given, Presstek will install the System and Software at Customer's expense after relocation.

10. SITE REQUIREMENT: Customer agrees to provide a Site which meets Presstek environmental and electrical specifications, including a source of electric power consisting of either a separate electric line installed from the main junction box for each unit of the system or a Presstek authorized power conditioning device. To permit continuity of support under this Agreement, the Customer will not remove the System or Software from the site without the prior written consent of Presstek. In addition to any other remedies, Presstek reserves the right to adjust the price, temporarily discontinue Support under this Agreement, or terminate the Agreement if the System or Software is so removed.

11. MAINTENANCE AND SUPPORT LIMITATIONS: System Maintenance and Software Support are contingent upon the System and Software being unmodified and properly maintained at the latest revision level. If the System and Software are not under warranty immediately prior to the effective date of this Agreement, Presstek may inspect the System and Software to determine whether they are in proper operating condition and at least the latest revision level. This inspection and any repairs, adjustments, or updates deemed necessary by Presstek shall be made at customer's expense prior to commencement or continuation of System maintenance and Software Support.

12. PARTS: Presstek will supply replacement parts it considers necessary on an exchange basis. PARTS OR SYSTEMS MAY BE NEW, SERVICABLE USED, OR REPROGRAMMABLE ITEMS EQUIVALENT TO NEW IN PERFORMANCE. Replaced parts or components shall become the property of Customer and exchanged parts shall become the property of Presstek. Expendable and/or consumable parts such as printing plates, rollers, including but not limited to, maintenance kits, blankets, and covers are not covered by this Agreement.

13. WARRANTY EXCLUSION: Presstek MAKES NO WARRANTY OF ANY KIND UNDER THIS AGREEMENT, EITHER EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14. LIMITATION OF LIABILITY: PRESSTEK SHALL NOT BE HELD RESPONSIBLE FOR PRESSTEK'S INABILITY TO PROVIDE TIMELY SERVICE DUE TO DELAYS. IN NO EVENT WILL PRESSTEK, OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR AFILIATES, BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INCIDENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR BUSINESS

PRESSTEK DI
Customer Support Agreement

     INFORMATION, LIABILITY TO THIRD PARTIES, AND THE LIKE, ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT. PRESSTEK'S LIABILITY TO CUSTOMER (IF
     ANY) FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE LIMITED TO AND IN NO EVENT EXCEED THE AMOUNT PAYABLE BY CUSTOMER FOR SERVICE AND MAINTENANCE SUPPORT ON THE UNIT OF THE EQUIPMENT INVOLVED, AS LISTED FOR THE THREE (3) MONTHS IMMEDIATELY PRECEEDING THE EVENT WHICH ALLEGEDLY GAVE RISE TO THE DAMAGES.

15. APPLICABLE LAW: This Agreement shall be considered, interpreted and enforced in accordance with the laws of the State of New Hampshire. Any disputes under the Agreement or concerning the business relationship between the parties must be litigated exclusively in the courts of the State of New Hampshire. If, however, the parties have agreed in writing to arbitrate their disputes, the arbitration must take place elsewhere. The prevailing party in the action concerning this Agreement or the business relationship between the parties shall be entitled to an award of costs and reasonable attorney's fees. Any notice or other communication required under this Agreement shall be deemed to have been duly given if it is delivered personally or by facsimile with proof of receipt, or sent by registered or first-class mail, return receipt requested, first class postage prepaid, to a party at the address listed or such address provided by the party.

16. FORCE MAJEUIRE: Presstek shall have no obligations hereunder for repairs, maintenance, or replacements caused by operator error; maintenance of the System or Software by others without authorization from Presstek, acts of God, or other events beyond the control of Presstek.

17. GENERAL: This Agreement and its attachments, as accepted by Presstek and Customer, supersede any previous written or oral agreements or understandings between the parties concerning the subject of the agreement, and constitute the entire such agreement between the parties. No amendments or additions to the terms and conditions of this Agreement shall be valid unless set forth in writing and signed by an authorized representative of each of the parties. Waiver by either party of a breach of any of the provisions shall not constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. The invalidity or unenforceability of any term or provision of this Agreement shall in no way impair or affect the remainder of the Agreement, which shall continue in full force and effect.

18. INDEMNIFICATION: Each party shall indemnify and hold the other harmless from and against any claim, loss, liability, or expense, including but not limited to, damages, costs and attorney fees, arising out of or in connection with any acts of omissions of the other party and its agents and employees.

PRESSTEK DI
Customer Support Agreement


                    ACCEPTANCE OF CUSTOMER SUPPORT AGREEMENT


          PRESSTEK                                           CUSTOMER


------------------------------               -----------------------------------
(Signature) Please sign on the line above to accept the Terms and Conditions of this Agreement.


------------------------------               -----------------------------------
Print Name                                   Print Name


------------------------------               -----------------------------------
Date                                         Date

PRESSTEK DI
Customer Support Agreement


                                   Appendix A
                                   ----------

                         Customer Support Offerings for
                             Xerox DocuColor 400 DI
                    PRICING SUBJECT TO CHANGE WITHOUT NOTICE.



                             ALL INCLUSIVE COVERAGE
             COVERAGE FOR COMPLETE SYSTEM INCLUDING PRESS COMPONENTS
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
       DOCUCOLOR 400-5 DI: [CONFIDENTIAL TREATMENT REQUESTED] /*/ PER YEAR

                     6-MONTH EXTENDED WARRANTY - LABOR ONLY
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
           DOCUCOLOR 400-5 DI: [CONFIDENTIAL TREATMENT REQUESTED] /*/


                    DIGITAL AND ELECTRONICS SUPPORT COVERAGE
              COVERAGE FOR ALL DI AND ELECTRONIC RELATED COMPONENTS
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
           DOCUCOLOR 400-5 DI: [CONFIDENTIAL TREATMENT REQUESTED] /*/ PER YEAR


                             BASIC SUPPORT COVERAGE
                     PER INCIDENT       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/ PER ON-SITE CALL
                            LABOR       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/ HOUR M-F 8AM-5PM
                 WEEKEND/HOLIDAYS       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/HOUR
                            PARTS       VARIABLE PRICING
                TELEPHONE SUPPORT       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/ PER CALL


                                OPTIONAL TRAINING
   ON-SITE PRESS OR PRE-PRESS TRAINING     $[CONFIDENTIAL TREATMENT REQUESTED]
                                           /*/ PER DAY PER PERSON*
 CLASSROOM PRESS OR PRE-PRESS TRAINING     $[CONFIDENTIAL TREATMENT REQUESTED]
                                           /*/ PER 3-DAYS*

PRESSTEK DI
Customer Support Agreement


              ON-SITE "UPTIME" SEMINAR     $[CONFIDENTIAL TREATMENT
                                           REQUESTED] /*/ PER 3-DAYS

*MINIMUM OF 2 PEOPLE IN THE PRESS CLASS, MINIMUM OF 3 PEOPLE IN THE PRE-PRESS CLASS.


                                                                      Appendix A


/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PRESSTEK DI
Customer Support Agreement



                                   PRESSTEK DI
                           Customer Support Agreement

                                      FOR:


                                      Date

     April 1, 2003


     Dear Mr/Ms. :

     At Presstek, it is our mission to enable our customers to print high quality graphics from digital files in the most efficient and profitable way. You've had your DI Press for nearly a year and a half, and we hope you've enjoyed the DIRECT IMAGING PRINTING EXPERIENCE--including benefits such as its fast rollup/low waste, ease of operation, automation, and low cost per copy.

     We are confident in the inherent reliability of our design and durability of our imaging technology, but there are times when you'll need to call upon Presstek to troubleshoot a problem or simply for preventative maintenance procedures to keep your DI Press running at an optimum level. With a CUSTOMER SUPPORT AGREEMENT in place, you'll have the assurance of knowing you'll receive priority service from our own staff of field-based DI Specialists, without running charges for telephone support, parts, labor, or per-incident fees.

     Our records indicate your Labor Warranty expired on August 2, 2002, and your Parts Warranty expired on February 2, 2001. The following pages outline an All Inclusive Customer Support Agreement Plan for your DI Press that includes complete parts, labor, travel, and telephone support coverage for one full year. To initiate your service plan, please review, sign, and return one original of the agreement to Presstek (attention Jonelle Rexenes) as soon as possible, keeping one copy for your records.

     If you opt not to sign up for this Customer Support Plan, our support to you will be charged on a time & materials basis, as in our Basic Support Coverage Plan as outlined in Appendix A of this document.

     If you have any questions or need additional information, please feel free to contact Mark Woodbury, Presstek's Customer Support Manager, at 603-595-7000 ext. 3256.

     Sincerely,

     /s/ Joanne Rexenes

     Jonelle Rexenes
     Sales Support


Presstek, Inc.
55 Executive Drive   Hudson, NH 03051   Phone: 603-595-7000   Fax: 603-594-9666

PRESSTEK DI
Customer Support Agreement


     COMPANY____________________________________________________________________
CONTACT NAME____________________________________________________________________
      STREET____________________________________________________________________
        CITY__________________________    STATE________________    ZIP__________
       PHONE__________________________    FAX_______________________

If Bill-To Address is different, please complete the fields below:

     COMPANY____________________________________________________________________
CONTACT NAME____________________________________________________________________
      STREET____________________________________________________________________
        CITY__________________________    STATE________________    ZIP__________
       PHONE__________________________    FAX_______________________


     PART #           SERVICE DESCRIPTION          AGREEMENT TERM DATES           PRICE
---------------  -------------------------------  ----------------------  -----------------------
233SMA-DC233AIC  All inclusive Customer Support    3/6/2003 - 3/6/2004    $[CONFIDENTIAL
                 Agreement for DocuColor 233 DI.                          TREATMENT REQUESTED]/*/
---------------  -------------------------------  ----------------------  -----------------------
---------------  -------------------------------  ----------------------  -----------------------
                                                                   TOTAL  $[CONFIDENTIAL
                                                                          TREATMENT REQUESTED]/*/
---------------  -------------------------------  ----------------------  -----------------------

PAYMENT TERMS: On a quarterly basis, Presstek will bill the amount due for the following quarter.

     Service Agreement shall include the following equipment and software:


     DocuColor 233 DI   Serial#:
---------------------   -----------   -------------------
            DI SERVER   Serial#:
---------------------   -----------   -------------------
               DI RIP   Serial#:
---------------------   -----------   -------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PRESSTEK DI
Customer Support Agreement

                               SUMMARY OF COVERAGE

Presstek offers nationwide field-based customer support using our own staff of factory-trained specialists. Integration teams are made up of hardware engineers, plate application specialists, and pre-press specialists.

Purchase of a Customer Support Agreement guarantees:

                        - Priority On-Site Response Time
                           - Complete Parts Coverage
                           - Complete Travel Coverage
                          - Unlimited On-Site Support
                    - Unlimited Telephone Technical Support

RESPONSE TIME: Presstek will use its best reasonable efforts to respond to maintenance calls with its first available field support person.

LABOR, TRAVEL AND REPLACEMENT PARTS: Labor, travel, and replacement parts are included at no additional charge to the Customer if maintenance is performed during normal Presstek working hours (Monday through Friday, 8 a.m. to 5 p.m. local time, exclusive of Presstek holidays.) System maintenance performed outside normal working hours will be charged to Customer at the full rate then in effect.

SOFTWARE SUPPORT: Presstek agrees to provide the following Software Support (1) telephone consultation during the hours of 8 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays (2) software maintenance releases and Software reference materials made available during the term of this Agreement.

UNLIMITED TELEPHONE TECHNICAL SUPPORT: Presstek agrees to provide unlimited telephone technical support during the hours of 8 a.m. to 5 p.m. local time, Monday through Friday, excluding Presstek holidays, by calling 877-862-2227.

PRESSTEK DI
Customer Support Agreement


                HARDWARE SYSTEM MAINTENANCE AND SOFTWARE SUPPORT
                         AGREEMENT TERMS AND CONDITIONS

 1. DEFINITIONS: "Systems" means the System and Options indicated on the front of this Agreement. "Software" means the software in the System and includes only those software programs designed by Presstek for Prepress workflow and does not include programs designed for word processing, accounting, financial or other general business programming applications.

 2. SYSTEM MAINTENANCE: Presstek agrees to perform emergency maintenance on the System at the Site for the term of this Agreement when requested by the Customer and deemed necessary by Presstek and when the system is not operational. This maintenance includes labor, travel, and replacement parts at no additional charge to Customer, if maintenance is performed during normal Presstek working hours. System maintenance performed outside normal working hours and Software services not covered by this Agreement will be charged to Customer at the full rate then in effect (see Appendix A for current rates.) Presstek will use its best reasonable efforts to respond to maintenance calls with its first available field support person. Presstek agrees to the above support during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays. Service and maintenance rates quoted herein (on Page 2 of this Document and in Appendix A), are based on the above Principal Period of Maintenance (typically one work shift). Travel hours are defined as "portal to portal". Overtime hours are defined as any work hours exceeding 8 hours in one work day or 24 hour time period.

 3.  SOFTWARE SUPPORT: Presstek agrees to provide the following Software
     Support: (1) telephone consultation during the hours of 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, exclusive of Presstek holidays; (2) Software maintenance releases and Software reference manuals made available during the term of this Agreement. Customer agrees that all Software, change orders, and updates are provided subject to the applicable Presstek Purchase, Lease, Rental, or Conditional Sale Agreement. No on-site Software services are included under this Agreement. Software services not covered by this Agreement, and requested by Customer, may be provided at Presstek's then effective rates and terms. Operator training or System Manager training are not provided under this Agreement.

 4. EXCLUSIONS: System maintenance provided by Presstek under this Agreement does not include (a) use of equipment in a manner not recommended by Presstek; (b) failure to continually provide a suitable installation environment, including but not limited to, adequate electrical power, air conditioning or humidity control; (c) Customer's improper use, management, or supervision of covered equipment; (d) accident and disaster, including but not limited to fire, flood, water, wind, or lightening; (e) electrical work, devices, cables, etc., external to the equipment; (f) the maintenance of accessories, alterations, modifications, attachments or other devices

PRESSTEK DI
Customer Support Agreement

     not covered by this agreement; (g) excessive electrostatic discharge, improper grounding, improper power line protection; (h) failure of Customer to perform Company recommended daily/weekly/monthly maintenance and cleaning; (i) service providers and parts installers other than the Company; (j) improperly trained and inexperienced operators; (k) overhauling or altering of the system.

 5. CUSTOMER OBLIGATIONS: Customer agrees to comply with all Presstek installation and operating instructions including, but not limited to regular daily/weekly/monthly maintenance as specified in the users guide. Customer shall not: (1) abuse, misuse, or neglect the System or Software;
     (2) modify or make attachments to the System or Software without prior authorization by Presstek; (3) operate the System or Software in a location with excessive dirt, dust, moisture, fumes, humidity or extremes of temperatures; (4) allow maintenance of the System or Software by others without authorization from Presstek; (5) use or combine the System or Software with systems or software provided by others; (6) assign or cancel this Agreement; or (7) transfer parts or software from other Presstek Systems to the System and Software covered by this Agreement. If Customer adds any Presstek option to the System or Software during the term of this Agreement, Customer agrees to purchase System Maintenance and Software Support for that option at the then applicable rate. Customer agrees to maintain the Software at the revision level deemed necessary by Presstek. Customer acknowledges and understands the modem(s) and line conditioners provided by Presstek remain the property of Presstek and are to be used solely for the purposes of providing remote diagnostics and detailed services. Upon termination or expiration of this Agreement, Customer agrees to allow Presstek access to the Site to remove any modem(s) and line conditioners. Presstek may suspend or refuse Hardware System Maintenance of Software Support, impose additional charges, or terminate this Agreement if the Customer fails to perform its obligations under this Agreement. Customer must maintain a stable environment with relative humidity and room temperature as per the said equipment guidelines.

 6. TERM: The initial term of this agreement is for one year from the Agreement Term Start Date, or for the period specified in the Agreement Term Dates. This Agreement shall renew automatically for successive periods of one year, on the same terms and conditions at Presstek's then prevailing prices, except that it shall not be renewed if either party provides written notice of non-renewal at least thirty days prior to expiration of the then current term of the Agreement.

 7. ADDITIONS AND DELETIONS: New equipment may be added to, and replacements deleted from this agreement upon receipt of ten days written notice to Presstek, subject to written acceptance by Presstek. This provision may be waived if new equipment is purchased from Presstek.

 8. LIMITED WARRANTY: Presstek warrants that services will be performed in a workmanlike manner in accordance with reasonable commercial standards. Parts

PRESSTEK DI
Customer Support Agreement

     are warranted against defects solely to the extent of the manufacturer's warranty, if any. Labor provided by Presstek is warranted for 30 days from date of service.

 9. ACCESS: Customer agrees to make the System and Software available for maintenance within a reasonable time after arrival of support personnel. Customer shall not remove the System or Software from Site without the prior written consent of Presstek. If the consent is given, Presstek will install the System and Software at Customer's expense after relocation.

10. SITE REQUIREMENT: Customer agrees to provide a Site which meets Presstek environmental and electrical specifications, including a source of electric power consisting of either a separate electric line installed from the main junction box for each unit of the system or a Presstek authorized power conditioning device. To permit continuity of support under this Agreement, the Customer will not remove the System or Software from the site without the prior written consent of Presstek. In addition to any other remedies, Presstek reserves the right to adjust the price, temporarily discontinue Support under this Agreement, or terminate the Agreement if the System or Software is so removed.

11. MAINTENANCE AND SUPPORT LIMITATIONS: System Maintenance and Software Support are contingent upon the System and Software being unmodified and properly maintained at the latest revision level. If the System and Software are not under warranty immediately prior to the effective date of this Agreement, Presstek may inspect the System and Software to determine whether they are in proper operating condition and at least the latest revision level. This inspection and any repairs, adjustments, or updates deemed necessary by Presstek shall be made at customer's expense prior to commencement or continuation of System maintenance and Software Support.

12. PARTS: Presstek will supply replacement parts it considers necessary on an exchange basis. PARTS OR SYSTEMS MAY BE NEW, SERVICABLE USED, OR REPROGRAMMABLE ITEMS EQUIVALENT TO NEW IN PERFORMANCE. Replaced parts or components shall become the property of Customer and exchanged parts shall become the property of Presstek. Expendable and/or consumable parts such as printing plates, rollers, including but not limited to, maintenance kits, blankets, and covers are not covered by this Agreement.

13. WARRANTY EXCLUSION: Presstek MAKES NO WARRANTY OF ANY KIND UNDER THIS AGREEMENT, EITHER EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14. LIMITATION OF LIABILITY: PRESSTEK SHALL NOT BE HELD RESPONSIBLE FOR PRESSTEK'S INABILITY TO PROVIDE TIMELY SERVICE DUE TO DELAYS. IN NO EVENT WILL PRESSTEK, OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR AFILIATES, BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INCIDENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR BUSINESS

PRESSTEK DI
Customer Support Agreement


     INFORMATION, LIABILITY TO THIRD PARTIES, AND THE LIKE, ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT. PRESSTEK'S LIABILITY TO CUSTOMER (IF
     ANY) FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE LIMITED TO AND IN NO EVENT EXCEED THE AMOUNT PAYABLE BY CUSTOMER FOR SERVICE AND MAINTENANCE SUPPORT ON THE UNIT OF THE EQUIPMENT INVOLVED, AS LISTED FOR THE THREE (3) MONTHS IMMEDIATELY PRECEEDING THE EVENT WHICH ALLEGEDLY GAVE RISE TO THE DAMAGES.

15. APPLICABLE LAW: This Agreement shall be considered, interpreted and enforced in accordance with the laws of the State of New Hampshire. Any disputes under the Agreement or concerning the business relationship between the parties must be litigated exclusively in the courts of the State of New Hampshire. If, however, the parties have agreed in writing to arbitrate their disputes, the arbitration must take place elsewhere. The prevailing party in the action concerning this Agreement or the business relationship between the parties shall be entitled to an award of costs and reasonable attorney's fees. Any notice or other communication required under this Agreement shall be deemed to have been duly given if it is delivered personally or by facsimile with proof of receipt, or sent by registered or first-class mail, return receipt requested, first class postage prepaid, to a party at the address listed or such address provided by the party.

16. FORCE MAJEUIRE: Presstek shall have no obligations hereunder for repairs, maintenance, or replacements caused by operator error; maintenance of the System or Software by others without authorization from Presstek, acts of God, or other events beyond the control of Presstek.

17. GENERAL: This Agreement and its attachments, as accepted by Presstek and Customer, supersede any previous written or oral agreements or understandings between the parties concerning the subject of the agreement, and constitute the entire such agreement between the parties. No amendments or additions to the terms and conditions of this Agreement shall be valid unless set forth in writing and signed by an authorized representative of each of the parties. Waiver by either party of a breach of any of the provisions shall not constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. The invalidity or unenforceability of any term or provision of this Agreement shall in no way impair or affect the remainder of the Agreement, which shall continue in full force and effect.

18. INDEMNIFICATION: Each party shall indemnify and hold the other harmless from and against any claim, loss, liability, or expense, including but not limited to, damages, costs and attorney fees, arising out of or in connection with any acts of omissions of the other party and its agents and employees.

PRESSTEK DI
Customer Support Agreement


                    ACCEPTANCE OF CUSTOMER SUPPORT AGREEMENT


          PRESSTEK                                        POWER IMAGES


----------------------------------           -----------------------------------
(Signature) Please sign on the line above to accept the Terms and Conditions of this Agreement.



----------------------------------           -----------------------------------
Print Name                                   Print Name



----------------------------------           -----------------------------------
Date                                         Date

PRESSTEK DI
Customer Support Agreement

                                   Appendix A
                                   ----------

                         Customer Support Offerings for
                             Xerox DocuColor 233 DI
                    PRICING SUBJECT TO CHANGE WITHOUT NOTICE.



                             ALL INCLUSIVE COVERAGE
             COVERAGE FOR COMPLETE SYSTEM INCLUDING PRESS COMPONENTS
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
       DOCUCOLOR 233 DI :$[CONFIDENTIAL TREATMENT REQUESTED] /*/ PER YEAR


                     6-MONTH EXTENDED WARRANTY - LABOR ONLY
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
            DOCUCOLOR 233 DI:$[CONFIDENTIAL TREATMENT REQUESTED] /*/


                    DIGITAL AND ELECTRONICS SUPPORT COVERAGE
              COVERAGE FOR ALL DI AND ELECTRONIC RELATED COMPONENTS
                 AVAILABLE MONDAY - FRIDAY 8:00 A.M. - 5:00 P.M.
       DOCUCOLOR 233 DI: $[CONFIDENTIAL TREATMENT REQUESTED] /*/ PER YEAR



                             BASIC SUPPORT COVERAGE
                     PER INCIDENT       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/ PER ON-SITE CALL
                            LABOR       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*// HOUR M-F 8AM-5PM
                 WEEKEND/HOLIDAYS       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*//HOUR
                            PARTS       VARIABLE PRICING
                TELEPHONE SUPPORT       $[CONFIDENTIAL TREATMENT REQUESTED]
                                        /*/ PER CALL


                                OPTIONAL TRAINING
   ON-SITE PRESS OR PRE-PRESS TRAINING     $[CONFIDENTIAL TREATMENT REQUESTED]
                                           /*/ PER DAY PER PERSON*

PRESSTEK DI
Customer Support Agreement


 CLASSROOM PRESS OR PRE-PRESS TRAINING     $[CONFIDENTIAL TREATMENT REQUESTED]
                                           /*/ PER 3-DAYS*
              ON-SITE "UPTIME" SEMINAR     $[CONFIDENTIAL TREATMENT REQUESTED]
                                           /*/ PER 3-DAYS

*MINIMUM OF 2 PEOPLE IN THE PRESS CLASS, MINIMUM OF 3 PEOPLE IN THE PRE-PRESS CLASS.


                                                                      Appendix A


/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PRESSTEK DI
Customer Support Agreement

                            RESTATEDSERVICE AGREEMENT
                  BETWEEN PRESSTEK, INC. AND XEROX CORPORATION

                                   EXHIBIT J-2
                   Xerox / Presstek Service Procedure Outline

--------------------------- ------------- -------------------- ----------------------------------------------
Process Step                Who           How                  What
--------------------------- ------------- -------------------- ----------------------------------------------
--------------------------- ------------- -------------------- ----------------------------------------------
Customer Calls Customer     Presstek      1-800-XXX            o  Create a Log and assign a Log number
Support Center              Customer                           o  Verify customer account info.
                            Support       Answer call as       o  Verify Serial Number.
                            Center        `Xerox Service'      o  Verify Service Contract entitlement.
                                                               o  Log the problem.
                                                               o  Attempt resolution of problem
                                                               o  Dispatch Service as required

--------------------------- ------------- -------------------- ----------------------------------------------
Service / Customer          Presstek      Cell Phone or Pager  o  Contact available support rep.
Support Rep.  Dispatched    Tech Support                       o  Provide call information.
o        Press Technician                                      o  Provide customer account
o        PrePress expert                                          information to the support rep.
o        Press
         demonstrator

--------------------------- ------------- -------------------- ----------------------------------------------
Service / Customer          Presstek      Phone                o    Contact customer within 60 minutes
Support Rep. Calls          Service /                               after notification to discuss the
customer to verify          Customer                                problem and attempt resolution over the
problem and attempt         support rep.                            phone.
problem resolution as                                          o    If unable to resolve. Inform
appropriate                                                         customer of estimated time of arrival.
                                                                    (make commercial best effort to arrive
                                                                    on site within 24 hrs. max)
                                                               o    Determine parts required if
                                                                    possible.
                                                               o    Notify the Welcome center of
                                                                    progress

--------------------------- ------------- -------------------- ----------------------------------------------
Customer Support Center     Presstek      Phone                o    Welcome Center will update / close
updates log / sends parts   Customer                                the log as appropriate.
ahead to account            Support                            o    Log parts required.
                            Center                             o    Send parts ahead to the account as
                                                                    necessary as directed by the service
                                                                    rep.
-------------------------------------------------------------------------------------------------------------

PRESSTEK DI
Customer Support Agreement

--------------------------- ------------- -------------------- ----------------------------------------------
Support Rep. on site at     Presstek      On site visit.       o    Determine plan for resolution.
the account. Determine      Service /                          o    Attempt resolution for `X' hours.
the cause of the problem.   Customer                           o    If unsuccessful, contact Welcome
Plan and implement          support rep.                            center to request 2nd level support.
resolution actions.                                            o    Set customer expectations on next
                                                                    steps.
--------------------------- ------------- -------------------- ----------------------------------------------
--------------------------- ------------- -------------------- ----------------------------------------------
Call close out with         Presstek      Phone                Support Rep. will contact the Welcome Center
Customer Support Center.    Service /                          to close out the call.
                            Customer
                            support rep.
--------------------------- ------------- -------------------- ----------------------------------------------
--------------------------- ------------- -------------------- ----------------------------------------------
Customer Support Center     Presstek      Phone and Network    o    Welcome Center completes fields on
updates and closes log.     Customer                                the problem log form and closes the
Initiates the billing       Support                                 call.
process.                    Center                             o    Information is communicated to the
                                                                    Presstek Billing Department
                                                                    to initiate invoice to the customer.
-------------------------------------------------------------------------------------------------------------

                                                      RESTATED SERVICE AGREEMENT
                                    between PRESSTEK, Inc. and XEROX Corporation


                                   EXHIBIT J-3
                                   -----------

                  SPAR Reports and Technical Notes (Bulletins)
                  --------------------------------------------

Supplier Technical Support will provide a report, upon request, but not to exceed the frequency of once per calendar month, to Xerox Technical Support. This report will consist of :

     (a) A listing of all Supplier problems that were reported during the reporting period as well as all problems that currently in "open" status. The report will include, but is not limited to the following information:

     (i) The Supplier problem number and Supplier bug number if applicable
     (ii) The problem status (example: open, closed)
     (iii) A short description of the problem
     (iv) The contact ID of the Xerox representative that reported the problem
     (v) The date that the problem was opened
     (vi) The date that the problem was closed, if applicable
     (vii) The assigned severity of the problem
     (viii) Any other information about the problem that is deemed mutually necessary by both Supplier and Xerox and is available in the Supplier Technical Support database.

     (B) TECHNICAL NOTES FOR THE SUPPLIER, ASSOCIATED SOFTWARE AND RELATED ENVIRONMENTAL ISSUES ARE DEVELOPED FROM TIME TO TIME BY SUPPLIER TECHNICAL SUPPORT. THESE NOTES ARE INTENDED FOR CONSUMPTION BY THE XEROX TECHNICAL SUPPORT ORGANIZATION, XEROX FIELD REPRESENTATIVES AND CUSTOMERS. THEY WILL BE DISTRIBUTED IN A TIMELY FASHION AS THEY ARE BECOME AVAILABLE TO A DESIGNATED XEROX CONTACT POINT.

                                                      RESTATED SERVICE AGREEMENT
                                    BETWEEN PRESSTEK, INC AND XEROX CORPORTATION

                                  EXHIBIT J - 4


--------------------------------------------------------------------------------
                          XEROX DC233 SERVICE TRAINING

Description                                              Xerox Cost*

--------------------------------------------------------------------------------
Basic Electro/Mechanical and Operators Training          [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------
Advanced Electro/Mechanical and Operators Training       [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------
Direct Imaging Training                                  [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------

Notes:
--------------------------------------------------------------------------------
The basic training is a two week course located at Ryobi's factory in Japan.
--------------------------------------------------------------------------------
The advanced training is a one week course located at Ryobi's factory in Japan.
--------------------------------------------------------------------------------
The direct imaging training is a one week course located at Presstek's factory in New Hampshire
--------------------------------------------------------------------------------
* a minimum of 3 and a maximum of 6 people per training session.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          XEROX DC400 SERVICE TRAINING

Description                                              Xerox Cost*

--------------------------------------------------------------------------------
Basic Electro/Mechanical and Operators Training          [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------
Advanced Electro/Mechanical and Operators Training       [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------
Direct Imaging Training                                  [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------

Notes:
--------------------------------------------------------------------------------
The basic training is a three week course located at Adast's factory in the Czech Republic.
--------------------------------------------------------------------------------
The advanced training is a one week course located at Adast's factory in the Czech Republic.
--------------------------------------------------------------------------------
The direct imaging training is a one week course located at Presstek's factory in New Hampshire
--------------------------------------------------------------------------------
* a minimum of 3 and a maximum of 6 people per training session.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             XEROX PREPRESS TRAINING

Description                                              Xerox Cost*

--------------------------------------------------------------------------------
Harlequin RIP Training                                   [CONFIDENTIAL TREATMENT
                                                         REQUESTED]/*/
--------------------------------------------------------------------------------

Notes:
--------------------------------------------------------------------------------
* a minimum of 3 and a maximum of 6 people per training session.
--------------------------------------------------------------------------------



















/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.